As filed with the Securities and Exchange Commission on December 1, 1996
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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        *
                           (File No. 33-41395)

                       Pre-Effective Amendment No. __                   *
                       Post-Effective Amendment No. 8                   *
                                  and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    *
                           (File No. 811-6340)
                             Amendment No. 9                            *
                   (Check appropriate box or boxes.)

                   GREAT HALL INVESTMENT FUNDS, INC.
          (Exact  Name of Registrant as Specified in Charter)

          60 South Sixth Street, Minneapolis, Minnesota 55402
     (Address of Principal Executive Offices)            (Zip Code)

                            (612) 371-7765
          (Registrant's Telephone Number, including Area Code)

                            J. Scott Spiker
          60 South Sixth Street, Minneapolis, Minnesota 55402
                (Name and Address of Agent for Service)

                               Copies to:

           Matthew L. Thompson                  John R. Houston
           Faegre & Benson LLP              Lindquist & Vennum PLLP
           2200 Norwest Center               80 South Eighth Street
         90 South Seventh Street          Minneapolis, Minnesota 55402
       Minneapolis, Minnesota 55402

   It is proposed that this filing will become effective (check appropriate box):

        *     immediately upon filing pursuant to paragraph (b) of Rule 485
        *     on December 1, 1996 pursuant to paragraph (b) of Rule 485
        *     60 days after filing pursuant to paragraph (a) of Rule 485
        *     on [date] pursuant to paragraph (a) of Rule 485

The Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed with the Commission on or about September 26, 1996.

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             CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A
(Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money
                               Market Fund)

  Item No.
of Form N-1A      Caption in Prospectus

    1             Cover Page

    2             Fees and Expenses

    3             Financial Highlights;  Performance

    4 Investment Objectives and Policies; Certain Investment Strategies and Restrictions; Description of the Funds

    5 Investment Management; Description of the Funds; Custodian and Transfer Agent

    5A            Not Applicable

    6             Description of the Funds;  Distributions;  Taxes

    7             How to Invest;  Net Asset Value

    8             How to Redeem Shares;  Net Asset Value

    9             Not Applicable


                  Caption in Statement of Additional Information

   10             Cover Page

   11             Contents

   12             Not Applicable

   13             Investment Restrictions;  Investment Policies

   14             Directors and Officers

   15             General Information

   16             Management and Distribution Agreements

   17             Portfolio Transactions

   18             General Information

   19             Determination of Net Asset Value

   20             Taxes

   21             Not Applicable

   22             Calculation of Performance Data

   23             Financial Statements


                    GREAT HALL INVESTMENT FUNDS, INC.


                  Post-Effective Amendment No. 8 to the
                   Registration Statement on Form N-1A


                                 PART A


                              Prospectuses


GREAT HALL
      PRIME MONEY MARKET FUND
      U.S. GOVERNMENT MONEY MARKET FUND                     [LOGO]
      TAX-FREE MONEY MARKET FUND
      60 South Sixth Street
      Minneapolis, Minnesota 55402
      (800) 934-6674

      Great Hall Prime Money Market Fund ("Prime Fund"), Great Hall U.S. Government Money Market Fund ("Government Fund") and Great Hall Tax-Free Money Market Fund ("Tax-Free Fund") (collectively, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end management investment company (commonly known as a mutual fund) which currently offers its shares of common stock in three series.

      Each Fund has its own policies designed to achieve as high a level of current income obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity. Prime Fund invests in a variety of high quality money market instruments. Government Fund invests only in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations. Tax-Free Fund invests in high quality, tax-exempt municipal obligations. Each Fund seeks to maintain a net asset value of $1.00 per share. However, investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Prospectus pertains only to the Funds and does not pertain to any other series of Great Hall. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read this Prospectus carefully before investing and retain it for future reference. A Statement of Additional Information containing more information about the Funds, dated December 1, 1996 (which is incorporated herein by reference), has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling Great Hall at the number listed above.

                      Prospectus dated December 1, 1996


      The "Great Hall" name is a trademark of Inter-Regional Financial Group, Inc. ("IFG"). IFG licenses this trademark in connection with a number of investment products and services (including the Great Hall Investment Funds, Inc.) sponsored or distributed by IFG or its subsidiaries.

      No person is authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' official sales literature; and any information or representation not contained herein must not be relied upon as having been authorized by the Funds. Great Hall is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not imply that the Funds or any of their shares have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

      This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such an offer or solicitation in such state.

                            FEES AND EXPENSES

      The Funds are sold without a sales charge or any deferred sales load, and there are no redemption fees or exchange fees. The following table illustrates all anticipated fees and estimated expenses that a shareholder of a Fund will incur.

                                                         Government  Tax-Free
                                            Prime Fund      Fund       Fund

Annual Fund Operating Expenses
(as a percentage of average net assets):
      Management Fees                          0.50%        0.48%      0.50%
      12b-1 Fees                               none         none       none
      Other Expenses                           0.20%        0.17%      0.09%
      Total Fund Operating Expenses            0.70%        0.65%      0.59%

Example

      You would pay the following expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at the end of each time period.

      One Year                                   $7          $7         $6
      Three Years                                22          21         19
      Five Years                                 39          36         33
      Ten Years                                  87          81         74

      The purpose of the above fees and expenses table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The above example should not be considered representative of past or future expenses. Actual expenses may be greater or less than those shown. Each Fund's investment adviser, Insight Investment Management ("Insight"), a division of IFG Asset Management Services, Inc. ("AMS"), and/or each Fund's co-distributors, Dain Bosworth Incorporated and Rauscher Pierce Refsnes, Inc. (the "Co-Distributors"), from time to time may voluntarily waive or absorb certain Fund fees and expenses. Any such program may be instituted or discontinued at any time in the sole discretion of Insight and/or the Co-Distributors. AMS and the Co-Distributors are wholly owned subsidiaries of IFG.


                            FINANCIAL HIGHLIGHTS

	The following tables show certain per share data for a share of capital stock outstanding during the indicated periods and selected information for such periods for each Fund. This information has been derived from the Fund's financial statements (which have been audited by KPMG Peat Marwick LLP, the Funds' independent auditors) included in the Statement of Additional Information and should be read in conjunction therewith.

Prime Fund
                                                                    Period from
                        Year ended Year ended Year ended Year ended  11/1/91 to
                          7/31/96    7/31/95    7/31/94    7/31/93    7/31/92
                        ---------- ---------- ---------- ---------- -----------

Net asset value,
  beginning of period      $1.00      $1.00      $1.00      $1.00      $1.00
Income from investment
  operations                0.05       0.05       0.03       0.03       0.03
Distributions to
  shareholders from
  investment income        (0.05)     (0.05)     (0.03)     (0.03)     (0.03)
Net asset value,
  end of period            $1.00      $1.00      $1.00      $1.00      $1.00

Total return                5.0%       4.9%       2.8%       2.7%       2.9%
Net assets at end
  of period
  (000s omitted)        $2,405,456  $1,598,925  $1,029,775  $861,670   $834,743
Ratio of expenses to
  average daily
  net assets**              0.70%     0.77%      0.80%      0.78%      0.71%*
Ratio of net investment
  income to average
  daily net assets**        4.93%     4.93%      2.81%      2.68%      3.63%*


*     Adjusted to an annual basis.
**    Various fund fees and expenses were voluntarily waived or absorbed by
Insight, the investment adviser to the Prime Fund, during the periods referred to above. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been the same for the years ended July 31, 1996 and 1995; 0.81% and 2.80%, respectively, for the year ended July 31, 1994; 0.82% and 2.64%, respectively, for the year ended July 31, 1993; and 0.79% and 3.55%, respectively, for the period ended July 31, 1992.


Government Fund
                                                                    Period from
                        Year ended Year ended Year ended Year ended  11/1/91 to
                          7/31/96    7/31/95    7/31/94    7/31/93    7/31/92
                        ---------- ---------- ---------- ---------- -----------

Net asset value,
  beginning of period      $1.00      $1.00      $1.00      $1.00      $1.00
Income from investment
  operations                0.05       0.05       0.03       0.03       0.03
Distributions to
shareholders from
  investment income        (0.05)     (0.05)     (0.03)     (0.03)     (0.03)
Net asset value,
end of period              $1.00      $1.00      $1.00      $1.00      $1.00

Total return                4.9%       4.8%       2.7%       2.6%       2.6%
Net assets at end
  of period
  (000s omitted)         $146,685   $122,249    $56,815    $66,558    $60,834
Ratio of expenses
  to average daily
  net assets**             0.65%      0.73%      0.78%     0.79%       0.76%*
Ratio of net investment
  income to average
  daily net assets**       4.87%      4.94%      2.73%     2.57%       3.47%*


*     Adjusted to an annual basis.
**    Various fund fees and expenses were voluntarily waived or absorbed by
Insight, the investment adviser to the Government Fund, during the period ended July 31, 1992. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.79% and 3.44%, respectively, for the period.

Tax-Free Fund
Period from
                        Year ended Year ended Year ended Year ended  11/1/91 to
                          7/31/96    7/31/95    7/31/94    7/31/93    7/31/92
                        ---------- ---------- ---------- ---------- -----------

Net asset value,
  beginning of period      $1.00      $1.00      $1.00      $1.00      $1.00
Income from investment
  operations                0.03       0.03       0.02       0.02       0.02
Distributions to
  shareholders from
  investment income        (0.03)     (0.03)     (0.02)     (0.02)     (0.02)
Net asset value,
  end of period            $1.00      $1.00      $1.00      $1.00      $1.00

Total return                3.0%       3.1%       2.0%       2.1%       2.2%
Net assets at end of
  period (000s omitted)  $359,153   $363,273   $275,278    $209,469   $187,205
Ratio of expenses to
  average daily
  net assets**             0.59%      0.60%      0.65%      0.67%      0.62%*
Ratio of net investment
  income to average
  daily net assets**       3.03%      3.14%      1.98%      2.09%      2.81%*


*     Adjusted to an annual basis.
**    Various fund fees and expenses were voluntarily waived or absorbed by
Insight, the investment adviser to the Tax-Free Fund, during the period ended July 31, 1992. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.65% and 2.78%, respectively, for the period.


                   INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives of each Fund, as set forth below, along with the investment policies identified as fundamental policies, may not be changed without the affirmative vote of the majority of the applicable Fund's outstanding voting shares. All other policies of a Fund may be changed by the Board of Directors of Great Hall without shareholder approval. There can be no guarantee that the investment objective of any Fund will be achieved. For additional information concerning certain investment policies of the Funds, see "Certain Investment Strategies."

      The Funds are designed for investors with cash reserves or temporary cash balances seeking to maximize current income with a minimum of capital risk and inconvenience while maintaining liquidity on a day-to-day basis without penalty. Each of the Funds has adopted procedures that are designed to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions. However, there can be no assurance that the Funds will be able to maintain a $1.00 per share net asset value.

      The securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities that generally have less liquidity, greater market risk and more fluctuation in market value.

Rule 2a-7 Standards

      Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act ("Rule 2a-7"), which imposes strict portfolio quality, maturity and diversification standards on money market funds. Great Hall's Board of Directors has adopted guidelines designed to ensure compliance with Rule 2a-7 by each Fund, and the Board oversees Insight's day-to-day determinations that each Fund is in compliance with Rule 2a-7. In certain respects, as described below, the Funds are managed by Insight in accordance with standards that are more strict than those required by Rule 2a-7.

      Quality Standards. Each Fund must invest exclusively in U.S. dollar-denominated investments that present minimal credit risk and are within Rule 2a-7's definition of "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or if only one NRSRO has rated such security, then by that one NRSRO) in one of the two highest short-term rating categories (such as A-1 or A-2 by Standard & Poors Corporation ("S&P") and/or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's")), or unrated securities that are deemed to be of comparable quality. Prime Fund and Government Fund invest exclusively in securities with two NRSRO ratings, and Tax-Free Fund's investments must have at least one NRSRO rating. Although permitted by Rule 2a-7, the Funds currently do not invest in unrated securities.

      Maturity Standards. Each investment by a Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the time of investment. In addition, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less.

      Diversification Standards. Immediately after the purchase of any investment by a Fund (other than a U.S. Government security or a security that is subject to a certain form of unconditional demand feature), the Fund may not have invested more than 5% of its total assets in securities issued by such issuer, except for certain temporary investments. Although Tax-Free Fund currently is permitted by Rule 2a-7 to ignore this standard with respect to 25% of its portfolio, the Fund voluntarily adheres to the standard with respect to its entire portfolio.

      In addition, Rule 2a-7 imposes strict limits on Prime Fund's and Government Fund's investments in "Second Tier Securities," generally requiring that at least 95% of each such Fund's investments must be in "First Tier Securities." The Funds currently invest exclusively in First Tier Securities. "First Tier Securities" are defined generally as Eligible Securities rated by two NRSROs (or if only one NRSRO has rated such security, then by that one NRSRO) in the highest short-term rating categories (such as A-1 by S&P and/or Prime-1 by Moody's), or unrated securities that are deemed to be of comparable quality. Second Tier Securities are all Eligible Securities other than First Tier Securities.

Prime Fund

      The Prime Fund seeks to provide, through investment in high quality money market instruments, as high a level of current income obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

      The Prime Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt obligations rated AA or better by S&P or Aa or better by Moody's; obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers acceptances (bills of exchange used to finance foreign trade) and letters of credit (commercial paper backed by a commercial bank or other financial institution); high grade commercial paper (unsecured indebtedness of business or banking firms); and repurchase agreements secured by the foregoing. The Prime Fund does not intend to concentrate its investments in any one industry but reserves the freedom of action to concentrate in government securities and securities issued or guaranteed by domestic banks and United States branches of foreign banks that are subject to the same regulation as United States banks.

      The Prime Fund may invest in deposit obligations of banks and savings and loans that are members of the FDIC. Such obligations are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that the Prime Fund may have on deposit at any one bank or savings and loan.

      The Prime Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities and U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers' acceptances, time deposits and deposit notes. Obligations of foreign branches and subsidiaries of foreign deposit institutions may be the general obligation of the parent institution or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Prime Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the obligations specified in this paragraph.

      Obligations of states and their agencies, instrumentalities and political subdivisions that bear interest generally includable in gross income for federal income tax purposes (collectively, "taxable municipal securities") are also permissible investments for the Prime Fund. Certain taxable municipal securities are not "general obligations" (obligations secured by the full faith and credit or taxing power of a governmental body) and, in those cases, are repayable only from such revenues as may be pledged to repay such securities. The Prime Fund will not invest more than 5% of its total assets (taken at market value at the time of each investment) in taxable municipal securities.

      Investments in foreign securities and taxable municipal securities are subject to the same general credit review and credit quality standards as are applicable to the securities in which the Prime Fund is permitted to invest. However, the financial information available on these obligations may be more limited than what is available for securities that are registered with the SEC or that otherwise are issued by entities that are required to file reports under the Securities Exchange Act of 1934, as amended. Foreign securities are subject to other risks that may include unfavorable political and economic developments and possible withholding taxes or other governmental restrictions that might affect the principal or interest on securities owned by the Prime Fund.

Government Fund

      The Government Fund seeks to provide, through investment in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, as high a level of current income obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Tax-Free Fund

      The Tax-Free Fund seeks to provide, through investment in a professionally managed portfolio of high quality municipal obligations, as high a level of current income exempt from federal income taxation obtainable from short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

      The Tax-Free Fund may invest in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities and participation interests therein, the interest on which, in the opinion of counsel for the issuer, is exempt from federal taxation. Specific types of obligations that the Tax-Free Fund may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes, along with municipal bonds and participation interests therein, that are Eligible Securities (as defined on page 5). In addition, the Tax-Free Fund may purchase other types of tax-exempt municipal obligations, such as short-term discount notes and certain variable or floating rate demand securities, including participation interests therein, that are Eligible Securities.

      The Tax-Free Fund will attempt to invest 100%, and as a fundamental policy under normal circumstances will invest at least 80%, of the value of its net assets in securities that generate interest that is exempt from federal income taxes, including the individual federal alternative minimum tax. For defensive purposes, the Tax-Free Fund may temporarily invest more than 20% of the value of its total assets in taxable money market securities and tax-exempt securities the income on which is an item of tax preference for purposes of the federal alternative minimum tax when, in the opinion of Insight, it is advisable to do so in light of prevailing market and economic conditions for the purpose of preserving liquidity or capital or when Insight believes that suitable tax-exempt securities are not available. When the Tax-Free Fund is in such a temporary defensive position, it is not necessarily pursuing its investment objective of providing income exempt from federal income taxation. The Tax-Free Fund does not expect that such investments will be necessary.


              CERTAIN INVESTMENT STRATEGIES AND RESTRICTIONS

      Repurchase Agreements (applicable to all Funds). Each Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the condition that, after a stated period of time, the original seller (which must be approved by the Board of Directors of Great Hall and which must be among the 100 largest commercial banks or a primary reporting dealer that reports to the Federal Reserve Bank of New York) will repurchase the security at a mutually agreed upon time and price. Should any seller of a repurchase agreement fail to repurchase the underlying security, a Fund could be delayed or otherwise limited in disposing of the underlying security, could incur disposition costs and could possibly suffer a loss if the proceeds of the sale of such security to a third party are less than the repurchase price. Insight, under guidelines and standards of review established by the Board of Directors of Great Hall, must be satisfied with the creditworthiness of the other party to the agreement before entering a repurchase agreement. All repurchase agreements are fully collateralized and such collateral is marked to market, on a daily basis, at the repurchase price or better. As a fundamental policy, none of the Funds will cause more than 10% of the value of such Fund's total assets to be invested collectively in repurchase agreements maturing in more than seven days and other illiquid securities.

      When-Issued Securities (applicable to Tax-Free Fund). The Tax-Free Fund may purchase securities on a when-issued or delayed delivery basis. Delivery and payment normally take place within one week of the purchase of notes and within one month of the purchase of bonds. There is no limit on the amount of assets that the Tax-Free Fund may invest in when-issued obligations. No interest accrues to the Tax-Free Fund on when-issued securities prior to the time such Fund takes delivery and makes payment. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed. The Custodian will maintain on a daily basis cash or liquid debt securities with a value at least equal to the amount of the Tax-Free Fund's commitments to purchase when-issued securities. During periods when interest rates fluctuate substantially and the Tax-Free Fund remains substantially fully invested at the same time it purchases securities on an when-issued basis, there will be a greater possibility that the market value of the Tax-Free Fund's assets will vary from $1.00 per share. However, under normal circumstances its net asset value or income should not be affected by its purchase of securities on a when-issued basis.

      Municipal Obligations (applicable to Tax-Free Fund). The Tax-Free Fund may invest in variable or floating rate demand notes from municipal and non-governmental issuers, including participation interests therein. These obligations normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. The demand feature of variable rate obligations is frequently supported by a letter of credit or comparable guarantee provided by the selling institution (generally, banks that are members of the Federal Reserve Board or insurance companies). A change in the credit quality of these institutions, therefore, could cause losses to the Fund and affect its share price. Such obligations will not be purchased unless accompanied by an opinion of seller's counsel, given at the time of purchase by the Tax-Free Fund, that the interest payable in connection with such obligations is exempt from federal income tax. To the extent the portfolio of the Tax-Free Fund is invested in variable or floating rate securities, yields can be expected to decline in periods of falling interest rates more rapidly than if the portfolio of the Fund were invested solely in fixed rate securities. Conversely, yields, under these circumstances, can be expected to increase more rapidly in periods of rising interest rates. See Investment Policies in the Statement of Additional Information.

      Government Securities (applicable to all Funds). The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For examples of such agencies or instrumentalities, see Investment Policies in the Statement of Additional Information. Some such obligations are supported by the full faith and credit of the U.S. Treasury; others by Treasury guarantees; and others by the right of the issuer to borrow from the Treasury. In addition, some obligations of U.S. Government agencies or instrumentalities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and others are supported solely by the credit of the issuing agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. U.S. Government securities are not guaranteed as to price or market value, which will fluctuate with changes in interest rates. The Funds do not intend to invest in mortgage-backed securities.

      Illiquid Investments (applicable to all Funds). Each Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities which Insight (pursuant to standards established by Great Hall's Board of Directors) has determined are liquid.

      An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Insight and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by Insight to be liquid in accordance with guidelines established by the Funds' Board of Directors. Under these guidelines, Insight must consider (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

      Fundamental Policies and Restrictions (applicable to all Funds). The following policies and restrictions of the Funds are fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the applicable Fund.

      Each Fund may borrow solely as a temporary measure for extraordinary purposes, and then only in an amount not exceeding 5% of total assets. The Funds may only pledge, mortgage or hypothecate their assets to secure permitted borrowings.

      Except as otherwise provided in the next sentence, each Fund may invest no more than 5% of its total assets in the securities of any one issuer, except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each Fund may invest more than 5% (but no more than 25%) of the then current value of such Fund's total assets in the securities of a single issuer for a period of up to three business days, provided that: (a) the securities either are rated by two NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities; and (b) such Fund does not make more than one such investment at any one time.

      Each Fund may invest no more than 25% of its total assets in any one industry, except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except that: (a) with respect to the Tax-Free Fund, this restriction does not apply to general obligation municipal securities, and (b) with respect to the Prime Fund and the Tax-Free Fund, this restriction does not apply to securities issued or guaranteed by domestic banks or United States branches of foreign banks that are subject to the same regulation as United States banks.

      For a complete list of investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.


                          INVESTMENT MANAGEMENT

      Insight, 60 South Sixth Street, Minneapolis, Minnesota 55402, serves as
each Fund's investment adviser.   Pursuant to the investment advisory agreement
in effect between the Funds and Insight (the "Advisory Agreement"), Insight manages the investment and reinvestment of each Fund's assets in accordance with such Fund's investment objective, policies and limitations, subject to the general supervision and control of Great Hall's Board of Directors. In addition, Insight is responsible for the overall management of each Fund's business affairs, subject to the authority of the Board of Directors of Great Hall. Under the Advisory Agreement, Insight furnishes office facilities and clerical and administrative services to the Funds and, together with its affiliates, the Co-Distributors, may also bear certain promotional expenses, including a portion of the costs of printing and distributing prospectuses utilized for promotional purposes. Insight also performs and bears the internal costs of research, statistical analysis and continuous supervision of the investment portfolios of each Fund. Insight (formerly Insight Bond Management, Inc.) has been registered with the SEC as an investment adviser since 1983, and has been a portfolio manager of publicly offered investment companies since 1986.

      Under the Advisory Agreement, Insight is entitled to receive a monthly advisory fee based upon a percentage of each Fund's average daily net assets. During the year ended July 31, 1996, Prime Fund, Government Fund and Tax-Free Fund accrued advisory fees equal to approximately 0.50%, 0.48% and 0.50%, respectively, of their average daily net assets.

      Each Fund pays all its expenses that are not expressly assumed by Insight. These expenses include, among others, the advisory fee, the fees and expenses of directors of Great Hall who are not "affiliated persons" of Insight, interest expense, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying each Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian and portfolio accounting charges, auditing and legal expenses, insurance expense, association membership dues, and the expense of shareholders' reports, meetings and proxy solicitations. Each Fund is also liable for such nonrecurring expenses as may arise, including litigation to which such Fund may be a party. Each Fund and/or Great Hall may have an obligation to indemnify its directors and officers with respect to such litigation.

      Insight and the Co-Distributors are wholly-owned subsidiaries of IFG.
The Co-Distributors are member firms of the New York Stock Exchange, Inc. (the "NYSE"), other major securities exchanges and the National Association of Securities Dealers, Inc. The Co-Distributors participate in the securities and commodities brokerage business as well as the underwriting and distribution of new issues and act as dealers in unlisted securities and municipal and corporate bonds.


                              HOW TO INVEST

      You may purchase shares of each Fund at the net asset value next determined following receipt of an order in federal funds. The Funds are sold without a sales charge.

      You may open an account and make your initial investment in a Fund by contacting your investment executive. See "Shareholder Services." Great Hall and the Co-Distributors reserve the right to reject in whole or in part any order to purchase shares of the Funds. The Funds do not issue share certificates.

                           HOW TO REDEEM SHARES

      You may redeem shares for cash through one of the Co-Distributors at the net asset value next computed after receipt of a redemption request in proper form. If shares have been purchased by check and are being redeemed, the purchase check must be collected before payment for the redemption can be made. Redemption will be treated as a sale for federal income tax purposes. See "Taxes."

      Under the 1940 Act, the right of redemption may be suspended or the date of payment postponed for more than seven days at times when the NYSE is closed other than customary weekend or holiday closings, or when trading on the NYSE is restricted, or under certain emergency circumstances as determined by the SEC.

                            NET ASSET VALUE

      The net asset value of each Fund is determined as of the primary closing time of the NYSE (currently 4:00 p.m. New York time), Monday through Friday, except on: (a) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund; or (b) the following national holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Board of Directors of Great Hall expects that the net asset value per share for each of the Funds will ordinarily be $1.00. The net asset value per share of each Fund is calculated by subtracting each Fund's liabilities from the value of its assets (based on the amortized cost method) and dividing the result by the number of outstanding shares of such Fund. The amortized cost method values each Fund's portfolio securities at such Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.


                             DISTRIBUTIONS

      All dividends and distributions of each Fund will be reinvested in additional shares of such Fund (including fractional shares where necessary) at net asset value.

      Each Fund will declare dividends from net investment income daily, Monday through Friday (except on customary national business holidays or when the Funds' transfer agent is not open for business) at 3:00 p.m. Central time, immediately prior to the determination of net asset value. The Funds will distribute such dividends monthly on the last business day of each month. The Funds do not expect to realize any net long-term capital gains. If such gains are realized, however, they will be distributed at least annually and will be taxable as "long-term" capital gains, regardless of the length of time the shareholder has held the shares. Each daily dividend is payable on "shares of record" at the time of its declaration. For this purpose, "shares of record" means shares purchased for which payment has been received by the Co-Distributors or the applicable Fund and excludes shares redeemed on the day of the dividend declaration.

                                 TAXES

      Each Fund qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its last taxable year and intends to continue to do so. If so qualified, the Fund will not be subject to federal income taxes to the extent net investment income and net capital gain are timely distributed to shareholders.

Prime Fund and Government Fund

      All dividends other than capital gain dividends that will be paid to shareholders will be taxable as ordinary income, even if reinvested in additional shares. In the case of corporate shareholders, no dividends paid by the Funds will qualify for the dividends received deduction for corporations. Capital gain dividends will be taxable as capital gain, even if reinvested in additional shares.

      Under federal law, the income derived from obligations issued by the U.S. Government and certain of its agencies and instrumentalities is exempt from state individual income taxes. Most states that tax personal income permit mutual funds to pass through this tax exemption to shareholders. The Government Fund will report to its shareholders annually the percentage and source of interest income earned on such Government obligations to permit shareholders to claim the exemption from state income taxes where permitted.

Tax-Free Fund

      The Tax-Free Fund will distribute substantially all of its investment income and net capital gain to shareholders. Dividends derived from interest earned on tax-exempt municipal obligations designated as exempt-interest dividends by the Fund will not be subject to federal income taxation. Capital gain dividends will be taxed as capital gains, even if reinvested in additional shares. Dividends, if any, derived from sources other than tax-exempt interest and net capital gains will be taxable to shareholders as ordinary income for federal income tax purposes even if reinvested in additional shares.

      For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. The Tax-Free Fund may invest in such obligations, provided that at least 80% of the value of such Fund's net assets will, during normal market conditions, be invested in tax-exempt obligations the interest on which is not an item of tax preference for purposes of the AMT. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT.

      The Tax-Free Fund anticipates that substantially all of its dividends will be exempt from federal income taxes and will notify each shareholder annually of the tax status of all distributions. Distributions by the Fund may be subject to state and local taxes. You should consult your tax adviser regarding the tax status of such distributions in the relevant state and locality. The Tax-Free Fund will report to its shareholders annually the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held during the preceding year.


                            SHAREHOLDER SERVICES

      Shareholder inquiries may be directed to Insight or your investment executive. Written inquiries to Insight should be directed to Insight Investment Management at the address set forth on the cover of this Prospectus. You may call Insight, toll free, at (800) 934-6674.

      Each of the Funds intends to send to shareholders written notification of their purchase or redemption transactions on a monthly basis in lieu of immediate confirmation, within five business days after the end of each month. If there is no purchase or redemption activity in a shareholder's account, a quarterly statement will be sent.


                                 PERFORMANCE

      From time to time, each Fund may advertise its yield, which reflects the rate of income the Fund earns on its investments as a percentage of its price per share. All yield figures are based on historical earnings and are not intended to indicate future performance.

      The current yield of the Funds refers to the income generated over a seven-day period (which period will be stated in the advertisement). The income is then annualized. That is, the amount of income generated by the investment that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective or compounded yield of the Funds is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective or compounded yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

      The Tax-Free Fund may advertise its taxable equivalent yield, which will be calculated by applying the stated income tax rate only to that portion of the Tax-Free Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Funds yield, if any, that is not tax-exempt.

      Performance advertising by each Fund may include total return data. The total return of a Fund refers to its overall change in value, assuming all dividends and gains distributions are reinvested. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over one-, five- and ten-year periods of time, that would compare the initial amount to the ending redeemable value of such investment.

      A Fund may also use aggregate total return figures for various periods, representing the cumulative change in value of an investment in such Fund for the specific period (again reflecting change in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

      The Funds performance from time to time in reports or promotional literature may be compared to generally accepted indices or analyses such as those provided by Lipper Analytical Service, Inc., S&P, Dow Jones, CDA Investment Technologies, Inc., Morningstar and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used.


                          DESCRIPTION OF THE FUNDS

      Great Hall was incorporated under the laws of the State of Minnesota in June 1991 and is registered with the SEC under the 1940 Act as an open-end management investment company (commonly known as a "mutual fund"). This registration does not involve supervision of management or investment policy by an agency of the federal government. Great Hall is authorized to issue shares representing interests in separate series, including the Funds and other series
that may be established in the future.   Currently, Great Hall offers its
shares in three separate series. One hundred billion shares have been designated for each of the Prime Fund, the Government Fund and the Tax-Free Fund.

      Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate and is required under Minnesota law to schedule regular or special meetings in certain circumstances. Additionally, under
Section 16(c) of the 1940 Act, the Board of Directors of Great Hall must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

      Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.


                   CUSTODIAN AND ACCOUNTING SERVICES AGENTS

      Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, serves as the custodian and fund accounting agent of the Funds. Rodney Square Management Corporation, 1105 North Market Street, Fifth Floor, Wilmington, Delaware 19890-0001 serves as the transfer agent of the Funds. Pursuant to a Shareholder Account Services Agreement, the Co-Distributors and Regional Operations Group, Inc., also a wholly-owned subsidiary of IFG, perform certain shareholder accounting services for the Funds.


                        TAX EXEMPT VS. TAXABLE INCOME

      The table below shows the approximate yields that taxable securities must earn to equal federally tax-exempt yields under selected federal income tax brackets. The 39.6% federal rate is the highest rate currently in effect and currently scheduled to be in effect for individuals in 1997.


                                            Taxable Equivalent Yields
                                               Federal Tax Brackets
           Tax-Free Yields                  28%    31%    36%    39.6%

                 2.0%                      2.78   2.90   3.13    3.31
                 2.5%                      3.47   3.62   3.91    4.14
                 3.0%                      4.17   4.35   4.69    4.97
                 3.5%                      4.86   5.07   5.47    5.79
                 4.0%                      5.56   5.80   6.25    6.62
                 4.5%                      6.25   6.52   7.03    7.45
                 5.0%                      6.94   7.25   7.81    8.28

      This table does not take into consideration any federal alternative minimum tax. In addition, the table is based upon yields that are derived solely from tax-exempt income. To the extent that Tax-Free Fund's actual yield is derived from taxable income, the Fund's equivalent taxable yield will be less than set forth in the table. The tax-free yields used in the table should not be considered as representations of any particular rates of return and are for purposes of illustration only.


TABLE OF CONTENTS

                                                                      Page
Fees and Expenses.......................................................2
Financial Highlights....................................................3
Investment Objectives and Policies......................................5
Certain Investment Strategies and Restrictions..........................8
Investment Management..................................................10
How To Invest..........................................................11
How To Redeem Shares...................................................11
Net Asset Value........................................................12
Distributions..........................................................12
Taxes..................................................................12
Shareholder Services...................................................14
Performance............................................................14
Description of the Funds...............................................15
Custodian and Accounting Services Agents...............................15
Tax Exempt vs. Taxable Income..........................................16


                   GREAT HALL INVESTMENT FUNDS, INC.


                 Post-Effective Amendment No. 8 to the
                  Registration Statement on Form N-1A


                                 PART B


                  Statements of Additional Information



GREAT HALL
      PRIME MONEY MARKET FUND
      U.S. GOVERNMENT MONEY MARKET FUND
      TAX-FREE MONEY MARKET FUND
      60 South Sixth Street
      Minneapolis, Minnesota  55402
      (800) 934-6674
              _________________________________________________

                    STATEMENT OF ADDITIONAL INFORMATION
                          dated December 1, 1996
              _________________________________________________

      Great Hall Prime Money Market Fund ("Prime Fund"), Great Hall U.S. Government Money Market Fund ("Government Fund") and Great Hall Tax-Free Money Market Fund ("Tax-Free Fund") (collectively, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end management investment company (commonly known as a mutual fund) which currently offers its shares of common stock in three series. This Statement of Additional Information relates only to the Funds and does not relate to any other series of Great Hall.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated December 1, 1996, which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call Great Hall or your investment executive.

                            TABLE OF CONTENTS
                            -----------------
                                                                      Page
                                                                      ----

      Investment Policies.......................................       B-2
      Investment Restrictions...................................       B-7
      Taxes.....................................................       B-9
      Portfolio Transactions....................................      B-10
      Management and Distribution Agreements....................      B-11
      Determination of Net Asset Value..........................      B-12
      Calculation of Performance Data...........................      B-13
      Directors and Officers....................................      B-14
      General Information.......................................      B-16
      Counsel and Auditors......................................      B-18
      Appendix - Ratings of Investments.........................       A-1
      Financial Statements......................................       F-1

      No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated December 1, 1996, and, if given or made, such information or representations may not be relied upon as having been authorized by Great Hall or the Co-Distributors. This Statement of Additional Information does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state or jurisdiction in which such offering or solicitation may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of either of the Funds since the date hereof.


                          INVESTMENT POLICIES

      The following information supplements that set forth under "Investment Objectives and Policies" and "Certain Investment Strategies" in the Prospectus and does not, standing alone, present a complete explanation of the matters disclosed. You must also refer to the Prospectus to obtain information on the matters disclosed below.

Great Hall Prime Money Market Fund

      Prime Fund invests in high quality, domestic money market instruments, including but not limited to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (described below under "Great Hall U.S. Government Money Market Fund"); corporate debt obligations that are rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investors Service, Inc. ("Moody's"); obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations. All securities mature within 397 days from the date of purchase as required by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), although repurchase agreements may be collateralized by securities maturing in longer than 397 days.

      Investments in obligations of banks and savings and loans are limited to:
(a) certificates of deposit issued by banks with assets in excess of $500,000,000 or branches of such banks; (b) certificates of deposit or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not so insured. Deposit obligations of foreign banks or foreign branches of domestic banks also are not covered by FDIC insurance; in addition, such investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as future political and economic developments and the possible imposition of governmental restrictions.

      Permissible commercial paper investments generally consist of obligations rated Prime-1 or A-1, or their subsequent equivalents, by Moody's or S&P, or unrated commercial paper issued by companies with an unsecured debt issue outstanding that is rated Aa or better by Moody's or AA or better by S&P. Commercial paper constitutes unsecured indebtedness of business or banking firms issued to finance their short-term financial needs. Prime Fund may also purchase corporate debt obligations maturing within 397 days from the date of acquisition with a minimum rating of Aa or AA.

Great Hall U.S. Government Money Market Fund

      Government Fund invests in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations. All securities mature within 397 days from the date of purchase, although repurchase agreements may be collateralized by securities maturing in longer than 397 days.

      Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years.

      Examples of obligations issued by agencies or instrumentalities established or sponsored by the U.S. Government include, among others, securities issued by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Housing Administration, Federal National Mortgage Association, Government National Mortgage Association and Student Loan Mortgage Association. See "Certain Investment Strategies and Restrictions - Government Securities" in the Prospectus for information regarding the credit risk of such obligations. The Government Fund may also invest in securities issued by agencies or instrumentalities of the U.S. Government that may be organized in the future, provided it is satisfied that the credit risk with respect to the issuer is minimal.

Great Hall Tax-Free Money Market Fund

      Tax-Free Fund invests in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation.

      Specific types of obligations that Tax-Free Fund may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

      Securities purchased by Tax-Free Fund mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of such law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

      Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

      Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

      Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

      Although Tax-Free Fund may invest more than 25% of its net assets in:
(a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

      Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund has been introduced in Congress; other such legislation also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the Tax-Free Fund's ability to achieve its investment objective, the Board of Directors of Great Hall will reevaluate the Fund's investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

      Variable and Floating Rate Demand Municipal Obligations. Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

      The variable or floating rate demand municipal obligations in which Tax-Free Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations. Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Prospectus. Tax-Free Fund may invest, without limitation, in such obligations.

      The principal and accrued interest payable to Tax-Free Fund on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by Tax-Free Fund in municipal obligations, except in cases where the security itself meets the credit criteria of the Fund without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, Tax-Free Fund in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

      Tax-Free Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Fund and the selling financial institution, a demand feature that permits Tax-Free Fund to demand payment from the seller of the principal amount of the Fund's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which Tax-Free Fund has a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Fund will purchase such participation interests only when the yield to the Fund, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

      While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, Great Hall currently expects that Tax-Free Fund will exercise its right to demand payment of principal and accrued interest on such an obligation if it no longer meets the Fund's quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

      Stand-By Commitments. Consistent with the requirement of Rule 2a-7, Tax-Free Fund may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at Tax-Free Fund's option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by Tax-Free Fund with respect to particular obligations held in its portfolio.

      The amount payable to Tax-Free Fund upon its exercise of a "stand-by commitment" will normally be: (a) Tax-Free Fund's acquisition cost of the obligation (excluding any accrued interest that Tax-Free Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period Tax-Free Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by Tax-Free Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Fund only during the 60 day period before the maturity of such obligation. Absent unusual circumstances, Tax-Free Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by Tax-Free Fund, although it may sell the underlying obligation to a third party at any time.

      Tax-Free Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration.
However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in Tax-Free Fund's portfolio may not exceed 1/2 of 1% of the value of Tax-Free Fund's total assets calculated immediately after each "stand-by commitment" is acquired.

      Tax-Free Fund intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers that, in the opinion of the Fund's investment adviser, Insight Investment Management ("Insight"), a division of IFG Asset Management Services, Inc., present minimum credit risks. Tax-Free Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of Tax-Free Fund during periods of rising interest rates.

      Tax-Free Fund intends to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. "Stand-by commitments" will be valued at zero in determining net asset value. Where Tax-Free Fund pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of Tax-Free Fund's portfolio.

      "When-lssued" Obligations. Tax-Free Fund may make commitments to purchase municipal obligations on a "when-issued" basis, i.e., delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. Great Hall intends that Tax-Free Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Fund consisting of cash or liquid debt securities with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" obligations.

      Obligations purchased on a "when-issued" basis or held in Tax-Free Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, if to achieve higher interest income Tax-Free Fund remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of Tax-Free Fund's assets will vary from $1.00 per share. See "Net Asset Value." However, Tax-Free Fund does not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis.

      When payment is made for "when-issued" securities, Tax-Free Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause Tax-Free Fund to realize income not exempt from federal income taxation.

      State and Municipal Lease Obligations.   Tax-Free Fund is permitted to
invest in state and municipal lease obligations ("municipal leases"). Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed in the Prospectus), Insight may treat certain municipal leases as liquid investments and not subject to the policy limiting investments in illiquid investments.

      Municipal leases are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase or conditional sale contract or a participation certificate in such a lease or contract. Municipal leases frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies. In determining municipal leases in which the Funds will invest, Insight will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Insight may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.

      The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Municipal leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (a) the inclusion in many municipal leases of a "nonappropriation clause" that provides that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis; (b) the exclusion of a municipal lease from the definition of indebtedness under relevant state law; or (c) the provision in the municipal lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

      If a municipal lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in a loss.

      Municipal leases represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. Therefore, as mentioned above, municipal leases held by Tax-Free Fund will be treated as illiquid unless they are determined to be liquid pursuant to the aforementioned liquidity guidelines. Additionally, the lack of an established trading market for municipal leases may make the determination of fair market value more difficult.


                         INVESTMENT RESTRICTIONS

      In addition to the investment objectives and those policies identified as fundamental in the Prospectus, each of the Funds has adopted the following investment restrictions and limitations, which may not be changed without approval of shareholders owning a majority of the outstanding shares of each such Fund, which as used in the Prospectus and this Statement of Additional Information means the lesser of: (a) 67% or more of the shares present at a shareholders' meeting if more than 50% of such Fund's shares are represented at the meeting in person or by proxy; or (b) more than 50% of the outstanding shares of such Fund.

      None of the Funds may:

      (1) purchase common stocks, preferred stocks, warrants or other equity securities;

      (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules (see the discussion of Rule 2a-7 below), up to 25% of its total assets may be invested without regard to this 5% limitation;

      (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by domestic banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

      (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

      (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

      (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

      (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Fund may acquire rights to resell obligations as set forth herein under "Great Hall Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments";

      (9)   underwrite any securities issued by others;

      (10) purchase or sell real estate or real estate mortgage loans (although the Funds may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

      (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

      (12) invest in companies for the purpose of exercising control or management of another company; or

      (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      With respect to the application of the 5% limitation contained in investment restriction (2) above to Tax-Free Fund, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, Tax-Free Fund may not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that Tax-Free Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

      With respect to the 25% exception referred to in restriction (2) above, Rule 2a-7 of the 1940 Act permits a Fund to invest more than 5% (but no more than 25%) of the then current value of such Fund's total assets in the securities of a single issuer for a period of up to three business days, provided that: (a) the securities either are rated by two Nationally Recognized Statistical Rating Organizations in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities; and (b) such Fund does not make more than one such investment at any one time.

      With respect to investment restriction (13) above, "investment companies" refers only to companies registered as investment companies under the 1940 Act.

      In addition to the fundamental limitations set forth above, as a non-fundamental policy, each Fund may not invest more than 10% of its net assets in all forms of illiquid investments, as set forth in the Prospectus under "Illiquid Investments."

      With respect to each of the Funds, if a percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or net assets will not be considered a violation thereof.


                                 TAXES

Taxation of the Funds-In General

      Each of the Funds has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to do so. To so qualify, a Fund must, among other things;
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities, or options, futures, and certain forward contracts or foreign currencies held for less than three months (the "30% test"); and (c) satisfy certain diversification requirements at the close of each quarter of such Fund's taxable year. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, Tax-Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations").

      As a regulated investment company, a Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income (including tax-exempt income net of any disallowed deductions relating thereto) and net short-term capital gain for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits.

      Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute: (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve-month period ending on October 31 (or December 31, if such Fund so elects); and (c) any portion (not taxed to such
Fund) of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

      If Tax-Free Fund disposes of a tax-exempt obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

      If a shareholder receives an exempt-interest dividend with respect to any share and sells or exchanges such share after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits received by shareholders that are subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by shareholders of the Fund.

      Distributions of exempt-interest dividends by Tax-Free Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized by the shareholder directly, would be exempt from such taxes. Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by such Fund during the preceding year. Shareholders of Tax-Free Fund are advised to consult their tax advisers concerning the application of state and local taxes.

      Under the Code, investors will not be allowed to deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, to the extent such interest expenses relate to exempt-interest dividends received by the shareholder. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

      Tax-Free Fund may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "Great Hall Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of issuer's counsel will be issued that Tax-Free Fund will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to such stand-by commitments; the interest on such municipal obligations will be tax-exempt to Tax-Free Fund; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

      A Fund, or a shareholder's broker with respect to a Fund, is required to withhold federal income tax at a rate of 31% of the dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish such Fund with a correct taxpayer identification number ("TIN") or to certify that the shareholder is exempt from such withholding or if the Internal Revenue Service notifies such Fund or broker that the shareholder has provided such Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return. An individual's TIN is his or her social security number.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning.

      Each investor is advised to consult his or her tax adviser regarding specific questions as to federal, state, local and foreign taxation.


                          PORTFOLIO TRANSACTIONS

      As provided in the investment advisory agreement in effect between Insight and the Funds, Insight makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Directors of Great Hall. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each Fund. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as one or more Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. It is the opinion of the Board of Directors that the benefits available because of Insight's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

      Under the 1940 Act, persons affiliated with Great Hall are prohibited from dealing with Great Hall as a principal in the purchase and sale of investments. Since over-the-counter transactions are usually principal transactions, affiliated persons of Great Hall may not serve as a dealer in connection with such transfers or commitments. The 1940 Act also prohibits Great Hall from purchasing a security being publicly underwritten from a syndicate in which any affiliated person is a principal underwriter except in accordance with certain limitations. Furthermore, Great Hall may not use any affiliated person as a broker or dealer in executing portfolio transactions without complying with the limitations imposed by the rules of the SEC, which rules require the commissions, fees or other remuneration received by such affiliated broker or dealer be: (a) reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker or dealer on comparable transactions for its most favored comparable unaffiliated customers.

      Most purchase and sale transactions with respect to a Fund are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

      Insight, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as in its opinion will offer the best price and market for the execution of each transaction. Given the best price and market obtainable, it is the practice of the Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to Insight. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to Insight's own research efforts, the receipt of research information is not expected to reduce significantly Insight's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While Insight will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of Great Hall.

      Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because transactional costs are small, portfolio turnover is not expected to materially affect net asset value or yields. None of the Funds paid any brokerage commissions during the year ended July 31, 1996. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and therefore, each Fund's turnover rate for reporting purposes will be zero.


                  MANAGEMENT AND DISTRIBUTION AGREEMENTS

Investment Adviser; Investment Advisory Agreement

      Insight serves as each Fund's investment adviser. Insight is a division of IFG Asset Management Services, Inc. ("AMS"), a wholly-owned subsidiary of Inter-Regional Financial Group, Inc. ("IFG"). Each Co-Distributor likewise is a wholly-owned subsidiary of IFG.

      Pursuant to an investment advisory agreement (the "Advisory Agreement"), Insight performs and bears the internal cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Funds. In addition, Insight bears all promotional expenses, including the cost of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Fund incurs the expense and such expenses include, but are not limited to, taxes, interest, brokerage fees and commissions, and costs and expenses associated with the following matters and services: registration and qualification of Great Hall, the Funds and their shares with the SEC and the various states; services of custodians, transfer agent, dividend disbursing agent, accounting services agents, shareholder services agents, independent auditors and outside legal counsel; maintenance of corporate existence; preparation, printing and distribution of prospectuses to existing Fund shareholders; services of Great Hall directors who are not employees of Insight or of the Co-Distributors or any of their affiliates; directors' and shareholders' meetings, including the printing and mailing of proxy materials; insurance premiums for fidelity and other coverage; issuance and sale of Fund shares (to the extent not borne by the Co-Distributors under their agreement with Great Hall); redemption of Fund shares; printing and mailing of stock certificates representing shares of the Funds; association membership dues; preparation, printing and mailing of shareholder reports; and portfolio pricing services, if any. Expenses borne by Great Hall and attributable to only one Fund will be allocated to that Fund; expenses that are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Board of Directors of Great Hall, including a majority of the Directors who are not "interested" persons of Great Hall or Insight, to be fair and equitable.

      Under the Advisory Agreement, Insight receives a monthly advisory fee based upon the average value of each Fund's daily net assets. The Tax-Free Fund pays Insight a fee at an annual rate of .50% of its average daily net assets. The Prime Fund and the Government Fund each pay an advisory fee that is scaled downward as net assets increase. The fee for the Prime Fund is paid at an annual rate of .55% on average daily net assets up to $700 million, .50% on average daily net assets of over $700 million up to $1.2 billion, .45% on average daily net assets of over $1.2 billion up to $2 billion, and .40% on average daily net assets of over $2 billion. The fee for the Government Fund is paid at an annual rate of .50% on average daily net assets up to $100 million, .40% on average daily net assets of over $100 million up to $300 million, and .35% on average daily net assets over $300 million. During the year ended July 31, 1996, Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $9,571,808, $636,499 and $1,925,659, respectively. During the year ended July 31, 1995, Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $6,500,666, $414,653 and $1,521,807, respectively. During the year ended July 31, 1994, Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $5,054,015, $303,491 and $1,194,424, respectively (with respect to Prime Fund only, net of voluntary fee waivers of $20,000).

      In the event that the aggregate operating expenses of any Fund (excluding certain expenses) exceed any expense limitation imposed by applicable state securities regulations, Insight has agreed to reimburse such Fund (or otherwise bear the cost) for such excess expenses.

      The Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose by a majority of the Directors of Great Hall, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Great Hall or Insight ("Independent Directors"). The Advisory Agreement may be terminated by either party thereto, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of Great Hall, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of Insight to receive payment of any unpaid balance of the compensation earned prior to termination.

The Co-Distributors

      Shares of each Fund are continuously offered by and through the Co-Distributors pursuant to a Co-Distributor Agreement. The Co-Distributors are not obligated under such agreement to sell any certain number of Fund shares. The Co-Distributors may enter into dealer agreements with other dealers, pursuant to which such dealers also may sell Fund shares. The Funds have agreed to indemnify the Co-Distributors and their affiliates, to the extent permitted by applicable law, against certain liabilities under the Securities Act of 1933.


                  DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the SEC. Assets and liabilities attributable to a specific Fund are allocated to that Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith pursuant to procedures established by the Board of Directors, including a majority of the Directors who are not "interested persons" of Great Hall or Insight, to be fair and equitable.

      The Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to a Fund's shareholders in the daily dividend, the value of such Fund's assets and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Fund's securities, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the securities. During such periods, the yields on shares of such Fund may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities. For example, if the use of amortized cost by any Fund resulted in lower aggregate portfolio value on a particular day, prospective investors in such Fund would be able to obtain a somewhat higher yield than would result from investments in a similar fund utilizing solely market values. The converse would apply during a period of rising interest rates.

      In connection with the use of the amortized cost method, the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only portfolio securities having remaining maturities of 397 days or less. With respect to Tax-Free Fund, and as described under "Great Hall Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" in this Statement of Additional Information, securities having a stated maturity of more than 397 days may be purchased by Tax-Free Fund if they have demand and variable or floating rate features, together with appropriate quality characteristics, that permit determination that such securities may be deemed to have a maturity of less than 397 days. The Board of Directors of Great Hall has also established procedures designed to stabilize, to the extent reasonably possible, each Fund's net asset value per share, as computed for purposes of sales and redemptions, at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors of Great Hall at such intervals as it may deem appropriate to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. With respect to Tax-Free Fund, these procedures also include a review by Insight, in accordance with policies established by the Board of Directors of Great Hall and not less frequently than monthly, of the quality of certain municipal obligations having variable or floating interest rates and demand features that permit Tax-Free Fund to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event that the Board of Directors of Great Hall determines that a material deviation from net asset value exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing net asset values per share by using available market quotations.

      The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share (and therefore, the public offering
price) of each Fund may also fluctuate.   On July 31, 1996, the net asset value
and the maximum public offering price per share for the Funds were calculated as follows:

Prime Fund

     Net Assets        ($2,405,455,917)  =  Net Asset Value Per Share ($1.00)
    -----------------------------------
    Shares Outstanding  (2,405,455,917)

Government Fund

     Net Assets        ($146,685,154)    =  Net Asset Value Per Share ($1.00)
    ---------------------------------
    Shares Outstanding  (146,685,154)

Tax-Free Fund

    Net Assets          ($359,153,232)   =  Net Asset Value Per Share ($1.00)
   -----------------------------------
   Shares Outstanding    (359,153,232)


                      CALCULATION OF PERFORMANCE DATA

Yield

      As stated in the Prospectus, each Fund from time to time may advertise its yield.

      The current yield of the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

      For the seven-day period ended July 31, 1996, the current yields of Prime Fund, Government Fund and Tax-Free Fund were 4.84%, 4.79% and 2.97%, respectively.

      The effective or compounded yield for the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base period return + 1) 365/7] - 1

      For the seven-day period ended July 31, 1996, the effective yields of Prime Fund, Government Fund and Tax-Free Fund were 4.96%, 4.90% and 3.01%, respectively.

      The taxable equivalent yield of Tax-Free Fund is calculated by applying the stated income tax rate only to that portion of the Tax-Free Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of the Funds yield, if any, that is not tax-exempt.

      Assuming federal marginal tax rates of 28%, 31%, 36% and 39.6%, the taxable equivalent current yields of Tax-Free Fund for the seven-day period ended July 31, 1996 were 4.12%, 4.30%, 4.64% and 4.92%, respectively. Assuming the same federal marginal tax rates, the taxable equivalent effective yields of Tax-Free Fund for the seven-day period ended July 31, 1996 were 4.18%, 4.36%, 4.70% and 4.98%, respectively.


                           DIRECTORS AND OFFICERS

      Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall - 60 South Sixth Street, Minneapolis, Minnesota 55402.

                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------

T. Geron ("Jerry") Bell    Director      President of the Minnesota Twins
34 Puckett Place                         Baseball Club Incorporated since 1987.
Minneapolis, MN 55415

Sandra J. Hale             Director      President of Enterprise Management,
2308 West Lake of the                    Int'l. since 1991; Minnesota
Isles Pkwy.                              Commissioner of Administration from
Minneapolis, MN 55405                    1982 to 1990.

Ron James*                 Director      President and Chief Executive Officer
150 South Fifth Street,                  of Ceridian Corporation-Human
Suite 3300                               Resources Group  since January 1996;
Minneapolis, MN 55402                    Vice President - Minnesota of U.S.
                                         West Communications from 1990 to
                                         December 1995; Vice President and
                                         General Manager-Large Business
                                         Markets of U.S. West
                                         Communications from 1987 to 1990;
                                         Director of The St. Paul Companies
                                         since 1993.



                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------

Jay H. Wein                Director      Independent consultant since April
7401 Metro Drive                         1995; Chairman of Information
Edina, MN 55439                          Advantage, Inc. from 1992 to April
                                         1995; Retired in August 1989 after 15
                                         years as Office Managing Partner of
                                         the Minneapolis/St. Paul Office of
                                         Arthur Andersen & Co.

J. Scott Spiker        Chief Executive   President, Chief Executive Officer and
                           Officer       Director of AMS and Chief Executive
                                         Officer of Insight since October 1994;
                                         Senior Vice President of IFG since
                                         February 1994; Executive Vice
                                         President and Business Manager,
                                         Employee Benefit Services, of
                                         Norwest Corporation from 1990
                                         through January 1994; Product
                                         Manager, Institutional Collective
                                         Funds, of Norwest Corporation from
                                         1989 through January 1994.

Raye C. Kanzenbach      Vice President   Vice President and Senior
                                         Portfolio Manager of Insight;
                                         prior to 1991, Director, Senior
                                         Vice President and Secretary of
                                         Insight Bond Management, Inc.
                                         since 1983.

Julie K. Getchell       Chief Financial  President and Chief Operating Officer
                            Officer      of Insight and Senior Vice President,
                                         Secretary, Treasurer and Chief
                                         Financial Officer of AMS; prior to
                                         1991, Vice President of Dain Bosworth
                                         Incorporated since 1985.

Matthew L. Thompson        Secretary     Partner of Faegre & Benson LLP,
2200 Norwest Center                      Great Hall's general counsel, since
90 South Seventh Street                  May 1995; Vice President, Assistant
Minneapolis, MN 55402                    Secretary and Corporate/Fund Counsel
                                         of IFG from January 1994 to May 1995;
                                         prior thereto, Partner of Dorsey &
                                         Whitney since 1993 and Associate
                                         of Dorsey & Whitney from 1985
                                         through 1992.
_____________________________

* Mr. James may be deemed to be an "interested" Director because he is a director of The St. Paul Companies, which owns a majority interest in a registered broker-dealer.

      The annual compensation of each Director is $6,000 plus $1,000 for each meeting attended. No compensation is paid by Great Hall to its officers. The following table sets forth for such period the aggregate compensation (excluding expenses) paid by Great Hall to its directors during the fiscal year ended July 31, 1996:

                            COMPENSATION TABLE
                            ------------------

                                                        Pensions or Retirement
                                          Aggregate        Benefits Accrued
                                        Compensation          as part of
      Name of Director                 from Great Hall    Great Hall Expenses
      T. Geron (Jerry) Bell                $11,000               None
      Sandra J. Hale                       $11,000*              None
      Ron James                            $10,000               None
      Jay H. Wein                          $11,000*              None

________________________

* Director was paid an additional $6,000 from Insight for additional work during the year.

      Additional directors of AMS are as follows:

          Name                         Other Positions
          ---------------------        ---------------------------------

          Irving Weiser                Chairman, Chief Executive Officer and
                                       President of IFG; Chairman and Chief
                                       Executive Officer of Dain Bosworth Inc.

          John C. Appel                President and Chief Operating Officer of
                                       Dain Bosworth Inc.

          Louis C. Fornetti            Executive Vice President, Chief
                                       Financial Officer and Treasurer of IFG;
                                       Chief Executive Officer and President of
                                       Regional Operations Group, Inc.

          William A. Johnstone         Chief Executive Officer of Rauscher
                                       Pierce Refsnes

          Sharon R. Quay               Executive Vice President and Director of
                                       Human Resources of IFG


                             GENERAL INFORMATION

      Under the terms of the Custodian Agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records. For its services, the Custodian receives from each Fund a monthly fee based upon the average market value of such Fund's securities held in custody plus securities transaction charges; it is also reimbursed for certain out-of-pocket expenses.

      Under the terms of the Transfer Agency Agreement, the Transfer Agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Fund, distributes dividends and distributions payable by each Fund and produces statements with respect to account activity for each Fund and its shareholders. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts the Transfer Agent maintains for each Fund during the month and is also reimbursed for certain out-of-pocket expenses.

      The Co-Distributors and Regional Operations Group, Inc. ("ROG"), also a wholly-owned subsidiary of IFG, 312 South Third Street, Minneapolis, Minnesota, perform certain shareholder account services for the Funds pursuant to a Shareholder Account Service Agreement. Under the terms of the Shareholder Account Service Agreement, the Co-Distributors and ROG disburse or credit all proceeds of redemptions, dividends and other distributions to shareholders, handle certain communications between shareholders and each Fund, prepare shareholder records, maintain a master account with the Transfer Agent on behalf of shareholders and perform other related services. For their services, the Co-Distributors and ROG receive a monthly fee computed on the basis of the number of shareholder accounts that are maintained for each Fund during the month and are also reimbursed for certain out-of-pocket expenses.

      Great Hall maintains accounting records that specifically allocate assets and liabilities on a series by series basis. The shares of each series represent an undivided interest in the assets and liabilities specifically allocated to that series. Creditors and other persons contracting with Great Hall with respect to a series may look solely to the assets of that series to satisfy claims against Great Hall.

      All Fund shares are the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Separate votes are taken by each series of Great Hall except to the extent that the 1940 Act requires shares of all series to be voted in the aggregate. Shares have non-cumulative voting rights, so that the holders of more than 50% of the shares can, if they choose to do so, elect all the directors of Great Hall, in which event the holders of the remaining shares will be unable to elect any person as a director. Whenever the approval of a majority of the outstanding shares of a series of Great Hall is required in connection with shareholder approval of an investment advisory agreement, changes in the investment objectives, policies or limitations of that series, or changes in the distribution expense plan, a "majority" shall mean the vote of the lesser of: (a) 67% or more of the shares of such series present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present in person or by proxy; or (b) more than 50% of the outstanding shares of such series. To the knowledge of Great Hall, no shareholder beneficially owned 5% or more of any Fund's shares as of September 29, 1996.

      Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Great Hall may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Great Hall. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of Great Hall. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding fifteen months, in accordance with Section 16(c) of the 1940 Act, the Board of Directors of Great Hall shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares, and Great Hall will assist in communications with other shareholders as required by the 1940 Act.

      Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances.

      Under Minnesota law, directors owe Great Hall and its shareholders certain fiduciary duties, including a duty of "loyalty" (to act in good faith and in the best interests of Great Hall) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation this duty of "care," but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

      The directors of Great Hall remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," for self-dealing, for bad faith and intentional misconduct, and for violations of the 1933 Act, the Securities Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the 1940 Act prohibits limiting a director's liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the director's duties in the conduct of the director's office, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the 1940 Act. The SEC staff has taken the position that investment company directors remain liable for monetary damages under certain circumstances.

      Upon issuance and sale in accordance with the terms of the Fund's Prospectus and Statement of Additional Information, each share of a Fund will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares" in the Prospectus. In the event of the dissolution or liquidation of Great Hall, the holders of the shares of any Fund are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders.


                          COUNSEL AND AUDITORS

      Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as Great Hall's general counsel. Lindquist & Vennum PLLP, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as counsel to Great Hall's disinterested directors.

      KPMG Peat Marwick LLP, 90 South Seventh Street, 4200 Norwest Tower, Minneapolis, Minnesota 55402, has been selected as the independent auditors of Great Hall for its fiscal year ending July 31, 1997.




                                APPENDIX

                         RATINGS OF INVESTMENTS

      The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Funds will attempt to use comparable rating standards for their permissible investments.

Description of Moody's Commercial Paper, Loan and Note Ratings.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Repayment capacity will normally be evidenced by the following characteristics:

      *  Leading market positions in well established industries.
      *  High rates of return on funds employed.
      * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
      * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      * Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Loans bearing the designation MIG-1 by Moody's are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      Loans bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as the preceding group.

      Loans bearing the designation of MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Description of S&P's Commercial Paper and Municipal Note Ratings

      The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      The designation A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      The designation A-3 indicates a satisfactory capacity for timely payment. However, issues with this designation are somewhat more vulnerable to the adverse effects of changes in circumstances than issues carrying the higher designations.

      Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

      Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

Description of S&P's Bond Ratings

      AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

      A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

      BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with respect to Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the high end of that rating category, 2 in the mid-range of a category and 3 nearer the low end of a category.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Great Hall Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund (funds within Great Hall Investment Funds, Inc.) as of July 31, 1996 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1996 and the financial highlights for each of the years in the four-year period ended July 31, 1996 and for the period from November 1, 1991 (commencement of operations) to July 31, 1992. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund at July 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period ended July 31, 1996, and the financial highlights for each of the years in the four-year period ended July 31, 1996 and for the period from November 1, 1991 to July 31, 1992, in conformity with generally accepted accounting principles.



                                                   KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 3, 1996

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1996
                                         Prime     U.S. Government   Tax-Free
                                         Money          Money          Money
                                      Market Fund    Market Fund    Market Fund
-------------------------------------------------------------------------------
Assets:
Investments in securities
  at market value (note 2),
  including repurchase agreements
  of $1,600,000; $30,300,000 and $0
  respectively (identified cost
  $2,410,132,031; $146,345,066 and
  $361,906,132 respectively).....    $2,410,132,031  $146,345,066  $361,906,132
Cash in bank on
  demand deposit.................           144,254        95,290       133,230
Organization costs (note 2)......             8,549         4,578         5,285
Accrued interest receivable......         6,995,954       698,588     2,630,078
Receivable for investment
  securities sold................         4,996,000            --            --
-------------------------------------------------------------------------------
Total assets.....................     2,422,276,788   147,143,522   364,674,725
-------------------------------------------------------------------------------
Liabilities:
Payable for investment
  securities purchased...........        14,987,321       300,844     5,262,998
Accrued investment
  advisory fee...................           912,523        59,531       155,048
Other accrued expenses...........           921,027        97,993       103,447
-------------------------------------------------------------------------------
Total liabilities................        16,820,871       458,368     5,521,493
-------------------------------------------------------------------------------
Net assets applicable to
  outstanding capital stock......    $2,405,455,917  $146,685,154  $359,153,232
-------------------------------------------------------------------------------

Represented by:
Capital stock -- authorized
  100 billion shares of $.01
  par value for each Fund,
  outstanding 2,405,455,917;
  146,685,154 and 359,153,232
  shares, respectively...........       $24,054,559    $1,466,852    $3,591,532
Additional paid-in capital.......     2,381,401,358   145,218,302   355,561,700
-------------------------------------------------------------------------------
    Total - representing net
      assets applicable
      to outstanding
      capital stock..............    $2,405,455,917  $146,685,154  $359,153,232
-------------------------------------------------------------------------------
Net asset value per share
  of outstanding capital stock...            $1.00         $1.00         $1.00
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
Year ended July 31, 1996
                                         Prime     U.S. Government   Tax-Free
                                         Money          Money          Money
                                      Market Fund    Market Fund    Market Fund
-------------------------------------------------------------------------------
Income:
  Interest......................     $108,008,048     $7,393,057    $13,921,811
-------------------------------------------------------------------------------
Expenses (note 4):
  Investment advisory fee.......        9,571,808        636,499      1,925,659
  Custodian, accounting
    and transfer agent fees.....          433,000         28,200         35,237
  Sub-accounting transfer
    agent fees..................        1,931,006         48,608         87,071
  Reports to shareholders.......          620,387         16,849         27,900
  Amortization of
    organization costs..........           34,196         18,305         21,142
  Directors' fees...............            9,000          9,000          9,000
  Audit and legal fees..........           57,255         17,815         22,898
  Registration fees.............          542,559         81,008        105,594
  Administrative................           62,000          4,750         12,500
  Other expenses................          109,764         10,661         25,279
-------------------------------------------------------------------------------
Total expenses..................       13,370,975        871,695      2,272,280
-------------------------------------------------------------------------------
Investment income - net.........       94,637,073      6,521,362     11,649,531
-------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations.....      $94,637,073     $6,521,362    $11,649,531
-------------------------------------------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              Prime                        U.S. Government                       Tax-Free
                                        Money Market Fund                 Money Market Fund                 Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                     7/31/96          7/31/95          7/31/96          7/31/95          7/31/96          7/31/95
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income,
    net.....................       $94,637,073      $61,075,339       $6,521,362       $4,116,351      $11,649,531       $9,545,242
  Net realized gain
    on investments..........                --               --               --               --               --          378,871
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net
    assets resulting from
    operations..............        94,637,073       61,075,339        6,521,362        4,116,351       11,649,531        9,924,113
------------------------------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
    Investment income
      -- net................       (94,637,073)     (61,075,339)      (6,521,362)      (4,116,351)     (11,649,531)      (9,545,242)
    Net realized gains......               --               --               --               --         (378,871)              --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders.........       (94,637,073)     (61,075,339)      (6,521,362)      (4,116,351)     (12,028,402)      (9,545,242)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
  at net asset value of
  $1.00 per share:
    Proceeds from
     sales..................     1,205,825,019      913,133,182      174,595,563      209,369,746      358,435,430      361,116,594
    Shares issued for
      reinvestment of
      distributions.........        94,637,073       61,075,339        6,521,362        4,116,351       12,028,402        9,545,242
    Payment for shares
      redeemed..............      (493,931,322)    (405,058,503)    (156,680,720)    (148,052,036)    (374,204,795)    (283,045,576)
------------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets from
    capital share
    transactions............       806,530,770      569,150,018       24,436,205       65,434,061       (3,740,963)      87,616,260
------------------------------------------------------------------------------------------------------------------------------------
Total increase
  (decrease) in
  net assets................       806,530,770      569,150,018       24,436,205       65,434,061       (4,119,834)      87,995,131
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning
  of year...................     1,598,925,147    1,029,775,129      122,248,949       56,814,888      363,273,066      275,277,935
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end
  of year...................    $2,405,455,917   $1,598,925,147     $146,685,154     $122,248,949     $359,153,232     $363,273,066
------------------------------------------------------------------------------------------------------------------------------------

                                           See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization

    Great Hall Investment Funds, Inc. (the Company) was incorporated on June 24, 1991 and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company and presently includes a series of five funds including Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund (the funds). The Company's articles of incorporation permit the board of directors to create additional funds in the future.

2.  Summary of Significant Accounting Policies

    The significant accounting policies followed by the funds are as follows:

    Investments in Securities

    Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of discount and premium, is accrued daily.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Federal Taxes

    The funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes. In addition, on a calendar-year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

    Distribution to Shareholders

    Distribution to shareholders from net investment income are declared daily and paid monthly through reinvestment in additional shares of the funds at net asset value or payable in cash.

    Organization Costs

    Organization expenses were incurred in connection with the start-up and initial registration of the funds. These costs are being amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the funds is redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

    Repurchase Agreements

    Securities pledged as collateral for repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

3.  Investment Security Transactions

    Cost of purchases and proceeds from sales of securities from August 1, 1995 to July 31, 1996 were as follows:

                                                 Purchases       Sales Proceeds
    ---------------------------------------------------------------------------
    Prime Money Market Fund...............    $12,310,459,655   $11,494,739,421
    U.S. Government Money Market Fund.....      3,535,644,980     3,511,099,961
    Tax-Free Money Market Fund............      1,272,059,336     1,268,832,976

4.  Fees and Expenses

    The Company has entered into an investment advisory and management agreement with IFG Asset Management Services, Inc. (AMS), under which AMS manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay AMS a monthly fee based upon average daily net assets. The fee for the Prime Money Market Fund is equal to an annual rate of 0.55% of the first $700 million in net assets and then decreasing in reduced percentages to 0.40% of net assets in excess of $2 billion. The fee for the U.S. Government Money Market Fund is equal to an annual rate of 0.50% of the first $100 million in net assets and then decreasing in reduced percentages to 0.35% of net assets in excess of $300 million. The fee for the Tax-Free Money Market Fund is equal to an annual rate of 0.50% of net assets.

    Each of the three funds has also entered into sub-accounting agreements with affiliates Dain Bosworth Incorporated (DBI) and Rauscher Pierce Refsnes, Inc. (RPR) where each firm performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to DBI and RPR for providing such service, is equal to an annual rate of $12 per shareholder account plus certain out-of-pocket expenses.

    In addition to the investment advisory and management fee and the shareholder account servicing fee, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expense, legal, auditing and accounting services, organizational costs, insurance interest and other miscellaneous expenses.

    Legal fees and expenses of $39,959 for the year ended July 31, 1996 were paid to a law firm of which the secretary of the funds is a partner.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  Financial Highlights

    Per share data for a share of capital stock outstanding throughout each period and selected information for the period are as follows:

                                                               Prime Money
Market Fund
-------------------------------------------------------------------------------
------------------------------

Period from
                                           Year ended    Year ended   Year ended    Year ended      11/1/91
                                             7/31/96       7/31/95      7/31/94       7/31/93      to 7/31/92
-------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period...............          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------
Income from
  investment operations.............           0.05          0.05          0.03          0.03          0.03
Distributions to shareholders
  from investment income............          (0.05)        (0.05)        (0.03)        (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period......          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------

Total return........................            5.0%          4.9%          2.8%          2.7%          2.9%
Net assets at end
  of period (000s omitted)..........     $2,405,456    $1,598,925    $1,029,775      $861,670      $834,743
Ratio of expenses to
  average daily net assets**........           0.70%         0.77%         0.80%         0.78%         0.71%*
Ratio of net investment
  income to average
  daily net assets**................           4.93%         4.93%         2.81%         2.68%         3.63%*
-------------------------------------------------------------------------------------------------------------

 *  Adjusted to an annual basis.

** Various fund fees and expenses were voluntarily waived or absorbed by AMS for the Prime Money Market Fund during the periods prior to 1995. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.81%/2.80% for the year ended July 31, 1994, 0.82%/2.64% for the year ended July 31, 1993, and
    0.79%/3.55% for the period ended July 31, 1992.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  Financial Highlights (continued)

                                                           U.S. Government
Money Market Fund
-------------------------------------------------------------------------------
------------------------------

Period from
                                           Year ended    Year ended   Year ended    Year ended      11/1/91
                                             7/31/96       7/31/95      7/31/94       7/31/93      to 7/31/92
-------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period...............          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------
Income from
  investment operations.............           0.05          0.05          0.03          0.03          0.03
Distributions to shareholders
  from investment income............          (0.05)        (0.05)        (0.03)        (0.03)        (0.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period......          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------
Total return........................            4.9%          4.8%          2.7%          2.6%          2.6%
Net assets at end
  of period (000s omitted)..........       $146,685      $122,249       $56,815       $66,558       $60,834
Ratio of expenses to
  average daily net assets**........           0.65%         0.73%         0.78%         0.79%         0.76%*
Ratio of net investment
  income to average
  daily net assets**................           4.87%         4.94%         2.73%         2.57%         3.47%*
-------------------------------------------------------------------------------------------------------------

 *  Adjusted to an annual basis.

** Various fund fees and expenses were voluntarily waived or absorbed by AMS for the U.S. Government Money Market Fund during the period ended July 31, 1992. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.79%/3.44% for the period.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  Financial Highlights (continued)

                                                             Tax-Free Money
Market Fund
-------------------------------------------------------------------------------
------------------------------

Period from
                                           Year ended    Year ended   Year ended    Year ended      11/1/91
                                             7/31/96       7/31/95      7/31/94       7/31/93      to 7/31/92
-------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period...............          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------
Income from
  investment operations.............           0.03          0.03          0.02          0.02          0.02
Distributions to shareholders
  from investment income............          (0.03)        (0.03)        (0.02)        (0.02)        (0.02)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period......          $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------
Total return........................            3.0%          3.1%          2.0%          2.1%          2.2%
Net assets at end
  of period (000s omitted)..........       $359,153      $363,273      $275,278      $209,469      $187,205
Ratio of expenses to
  average daily net assets**........           0.59%         0.60%         0.65%         0.67%         0.62%*
Ratio of net investment
  income to average
  daily net assets**................           3.03%         3.14%         1.98%        2.09%         2.81%*
-------------------------------------------------------------------------------------------------------------

 *  Adjusted to an annual basis.

** Various fund fees and expenses were voluntarily waived or absorbed by AMS for the Tax-Free Money Market Fund during the period ended July 31, 1992. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.65%/2.78% for the period.

PRIME MONEY MARKET FUND
Investments in Securities
July 31, 1996
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
     (Percentages of each investment category relate to total net assets.)

Commercial Paper & Other Corporate Obligations (93.35%):
-------------------------------------------------------------------------------
Agricultural Products (2.08%)
  Cargill Inc., 5.24%-5.49%, 9/24/96-10/7/96       $20,400,000      $20,223,154
  Cargill Financial Services, Inc.,
    4.85%-5.63%, 8/13/96-3/4/97                     30,000,000 (d)   29,617,340
                                                                    -----------
                                                                     49,840,494
                                                                    -----------
Banks - Domestic (12.82%)
  Bank of America, 5.40%-5.46%, 9/5/96-10/15/96     34,000,000       33,783,847
  Bank of New York, 5.32%-5.37%, 8/2/96-10/2/96     40,000,000       39,992,913
  Bankers Trust Company,
    5.47%-5.49%, 10/9/96-12/2/96                    29,500,000       29,066,873
  Boatman's National Bank, 5.50%, 6/17/97           10,000,000 (e)   10,000,000
  Comerica Bank, 5.78%, 9/3/96                      10,000,000        9,991,450
  Fifth Third Bank, 5.40%-5.43%, 8/20/96-9/20/96    35,000,000       35,000,000
  First Bank, N.A., 5.35%, 8/5/96                   10,000,000       10,000,000
  First Chicago, 5.50%-6.05%, 10/4/96-6/13/97       22,000,000       22,005,921
  National Bank of Detroit, 5.43%, 10/16/96         14,000,000       14,000,000
  Nations Bank, N.A., 5.38%-5.47%, 8/6/96-9/12/96   30,000,000       30,000,000
  Norwest Corporation,
    5.28%-5.44%, 8/16/96-9/26/96                    43,000,000       42,826,780
  Wachovia Bank, North Carolina,
    5.24%-5.76%, 8/12/96-4/14/97                    11,900,000       11,897,288
  Wachovia Bank of Georgia, N.A.,
    5.36%-5.40%, 9/27/96-10/29/96                   20,000,000       19,781,633
                                                                    -----------
                                                                    308,346,705
                                                                    -----------
Banks - Other (14.88%)
  ABN - AMRO, 5.02%-5.43%, 8/20/96-11/8/96          22,000,000       22,001,525
  Accor S.A., 5.30%-5.50%, 8/1/96-10/16/96,
    LOC Banque Nationale De Paris                   50,000,000       49,810,317
  Bank of Nova Scotia, 5.62%, 12/23/96              20,000,000       19,996,183
  Commed Fuel Co., Inc.
    5.33%, 8/14/96, LOC Credit Suisse               10,659,000       10,638,484
    5.38%, 8/23/96, LOC Canadian
      Imperial Bank of Commerce                     10,000,000        9,967,122
  Deutsche Bank, 4.82%-5.42%, 8/7/96-11/13/96       22,000,000       21,859,596
  National Westminster Bank,
    5.43%-5.47%, 9/9/96-10/15/96                    35,000,000       35,002,516

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------

Banks - Other (continued)
  Pemex Capital, Inc.
    5.41%, 9/26/96, LOC Credit Suisse               $7,872,000       $7,805,753
    5.32%-5.40, 9/5/96-10/1/96, LOC Swiss Bank      32,000,000       31,785,783
  Rabobank Nederland, 5.73%, 12/2/96                10,000,000        9,994,118
  Royal Bank of Canada, 5.61%, 11/29/96              9,900,000        9,899,559
  Sinochem American, Inc.,
    5.28%-5.44%, 8/5/96-10/25/96,
      LOC Credit Suisse                             25,000,000       24,862,756
  Societe Generale, 5.44%-6.12%, 9/5/96-6/10/97     32,000,000       31,995,075
  Southwest Student Services Corp.,
    5.39%, 8/5/96, LOC Dresner Bank                 17,083,000       17,072,769
  Toronto Dominion Holdings, Inc.,
    5.00%-5.46%, 9/3/96-11/1/96                     35,600,000       35,236,699
  UBS Finance Inc., 5.68%, 8/1/96                   20,000,000       20,000,000
                                                                    -----------
                                                                    357,928,255
                                                                    -----------
Business Machines (1.48%)
  Pitney Bowes Credit Corporation,
    5.27%-5.35%, 8/27/96-9/27/96                    35,777,000       35,521,693
                                                                    -----------
Chemicals (1.73%)
  Dupont (E.I.) deNemours & Co., 5.39%, 10/16/96    20,000,000 (d)   19,772,422
  Monsanto Company, 5.30%-5.40%, 8/16/96-10/21/96   22,000,000       21,782,408
                                                                    -----------
                                                                     41,554,830
                                                                    -----------
Conglomerates (3.48%)
  American Brands, 5.28%-5.47%, 8/9/96-11/18/96     29,000,000       28,723,943
  Pacific Dunlop Holdings, Inc.,
    5.31%-5.52%, 8/30/96-11/27/                     46,000,000 (d)   45,379,664
  Phillip Morris Companies, Inc.,
    5.74%-5.91%, 9/24/96-3/15/97                     9,618,000        9,695,388
                                                                    -----------
                                                                     83,798,995
                                                                    -----------
Drugs & Cosmetics (2.71%)
  Eli Lilly & Company,
    4.83%-5.35%, 8/22/96-12/20/96                   15,500,000       15,460,087
  Warner-Lambert Company,
    4.82%-5.37%, 8/20/96-9/3/96                     50,000,000 (d)   49,820,722
                                                                    -----------
                                                                     65,280,809
                                                                    -----------
Financial - Auto (1.66%)
  Ford Motor Credit Corporation,
    5.43%-6.04%, 9/10/96-12/1/96                    40,120,000 (e)   39,883,298
                                                                    -----------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------

Financial - Diversified Business (15.68%)
  American General Finance Corporation,
    5.29%-5.85%, 8/22/96-4/1/97                    $49,200,000      $48,826,497
  Associates Corporation of North America,
    5.28%-5.44%, 8/29/96-1/15/97                    39,800,000       39,558,521
  Avco Financial Services,
    5.28%-5.49%, 8/14/96-11/15/96                   47,150,000       46,851,433
  Beneficial Corporation,
    5.41%-6.28%, 10/21/96-7/18/97                   28,615,000       28,348,401
  CIT Group Holdings,
    5.31%-5.45%, 8/15/96-9/20/96                    25,000,000 (e)   24,930,702
  General Electric Capital Corporation,
    5.05%-5.38%, 8/1/96-12/15/07                    39,635,000 (b)   39,585,696
  Household Finance Company,
    5.04%-5.96%, 8/15/96-3/15/97                    41,000,000 (e)   40,907,905
  Merrill Lynch & Co.,
    5.50%-5.90%, 9/19/96-6/16/97                    42,245,000 (e)   42,160,345
  Morgan Stanley & Company,
    5.37%-6.04%, 8/19/96-3/10/97                    37,340,000 (e)   37,310,571
  Norwest Financial Inc., 5.33%, 11/15/96              250,000          251,226
  Transamerica Finance Corporation,
    5.37%-5.40%, 8/28/96-10/3/96                    28,600,000       28,403,958
                                                                    -----------
                                                                    377,135,255
                                                                    -----------
Financial - Diversified Business, Asset-Backed (15.79%)
  Asset Securitization Coop. Corporation,
    5.41%-5.50%, 9/25/96-10/11/96                   50,185,000 (d)   49,675,849
  Barton Capital Corporation,
    5.35%-5.42%, 8/2/96-8/21/96                     49,767,000 (d)   49,680,795
  Falcon Asset Securitization,
    5.28%-5.45%, 8/26/96-10/25/96                   42,150,000 (d)   41,693,312
  Fleet Funding Corporation,
    5.32%-5.37%, 8/13/96-9/6/96                     35,000,000 (d)   34,893,100
  Preferred Receivables Funding Corp.,
    5.28%-5.50%, 8/21/96-10/24/96                   49,625,000       49,292,919
  Receivables Capital Corporation,
    5.35%-5.38%, 8/9/96-9/6/96                      49,092,000 (d)   48,942,547
  Redwood Receivables Corporation,
    5.36%-5.68%, 8/2/96-9/4/96                      48,500,000       48,400,295
  Triple A One Funding,
    5.35%-5.45%, 8/15/96-9/16/96                    33,200,000 (d)   33,059,518
  Windmill Funding Corporation,
    5.40%, 8/8/96-9/4/96                            24,284,000 (d)   24,217,258
                                                                    -----------
                                                                    379,855,593
                                                                    -----------
Food & Beverage (4.30%)
  Anheuser Busch Companies, 4.75%, 10/28/96         14,000,000       13,837,444
  CPC International, 5.27%-5.39%, 8/6/96-9/27/96    48,075,000 (d)   47,834,127
  PepsiCo Incorporated,
    5.60%-5.96%, 11/15/96-5/15/97                    2,000,000        2,010,723
  Sara Lee Corporation,
    5.36%, 9/26/96                                  40,000,000       39,666,800
                                                                    -----------
                                                                    103,349,094
                                                                    -----------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------

Forest & Paper Products (0.76%)
  Kimberly-Clark, 5.37%, 9/25/96                   $18,500,000      $18,348,223
                                                                    -----------
Household Products (0.41%)
  Gillette Company, 5.85%, 8/15/96                   1,750,000        1,749,332
  Proctor & Gamble, 5.35%, 8/22/96                   8,100,000        8,074,721
                                                                    -----------
                                                                      9,824,053
                                                                    -----------
Municipals (3.86%)
  Bedford County Virginia Industrial Development Authority
    5.60%, 12/1/25,
      LOC Canadian Imperial Bank of Canada          15,000,000 (b)   15,000,000
    5.60%, 12/1/25, LOC Societe Generale             8,000,000 (b)    8,000,000
  Metrocrest Hospital Authority,
    5.47%, 8/1/96, LOC Bank of New York             10,000,000       10,000,000
  New York City, New York G.O.
    5.34%-5.35%, 8/15/22,
      Financial Guaranty Insurance Corp. Insured 25,430,000 (b) 25,430,000 Oakland Alameda County Stadium, CA
    5.52%, 9/4/96,
      LOC Canadian Imperial Bank of Commerce         9,900,000        9,900,000
  Siouxland Regional Cancer Center, IA
    5.74%,12/1/14,
      Municipal Bond Insurance Association Insured 4,500,000 (b) 4,500,000 West Baton Rouge, LA,
    Ind. Dev. (Dow Chemical Co.)
      5.39%-5.55%, 11/1/25                          20,000,000 (b)   20,000,000
                                                                    -----------
                                                                     92,830,000
                                                                    -----------
Oil Services (2.41%)
  Mobil Corporation, 5.55%, 12/17/96                 2,500,000        2,508,540
  Mobil Australia Finance Company,
    5.29%-5.40%, 8/2/96-9/26/96                     47,500,000 (d)   47,229,164
  Texaco Capital Corp., 5.73% 11/15/96               8,170,000        8,244,030
                                                                    -----------
                                                                     57,981,734
                                                                    -----------
Printing & Publishing (1.96%)
  Becton Dickenson & Co., 5.35%, 10/10/96           10,000,000        9,895,972
  Pearson Inc., 5.38%-5.40%, 8/2/96-9/23/96         37,509,000       37,320,011
                                                                    -----------
                                                                     47,215,983
                                                                    -----------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------

Restaurants & Lodging (0.08%)
  McDonalds Corporation, 5.81%, 2/18/97             $2,000,000       $2,032,398
                                                                    -----------
Retail Stores (0.99%)
  J.C. Penney Funding, Inc.,
    5.29%-5.36%, 9/6/96-10/4/96                     24,000,000       23,856,084
                                                                    -----------
Utilities - Electric (4.17%)
  Baltimore Gas & Electric Company,
    5.38%-5.48%, 8/27/96-10/3/96                    33,000,000       32,769,097
  Carolina Power & Light,
    5.25%-5.70%, 10/1/96-12/27/96                   19,750,000       19,591,878
  Northern States Power,
    5.30%-5.40%, 8/7/96-10/15/96                    48,200,000       47,935,308
                                                                    -----------
                                                                    100,296,283
                                                                    -----------
Utilities - Telephone (2.10%)
  Ameritech Corporation, 5.35%, 8/13/96             10,000,000        9,982,167
  Southwestern Bell Capital Corporation,
    5.27%-5.85%, 8/14/96-10/28/96                   40,900,000       40,634,252
                                                                    -----------
                                                                     50,616,419
-------------------------------------------------------------------------------
Total Commercial Paper & Other
  Corporate Obligations (cost:  $2,245,496,198)                  $2,245,496,198
-------------------------------------------------------------------------------
Government & Agencies Securities (6.78%):
-------------------------------------------------------------------------------
  Downey Savings & Loan Assoc.,
    5.54%, 1/9/97, LOC Fed. Home Loan Bank          15,000,000       14,628,358
  Federal Farm Credit,
    5.38%-5.58%, 12/2/96-8/1/97                     25,000,000 (e)   24,987,657
  Federal Home Loan Mortgage Corp.,
    5.73%-5.84%, 3/20/97-5/22/97                     9,500,000        9,475,855
  Federal National Mortgage Association,
    5.30%-5.81%, 9/27/96-8/1/97                     63,000,000 (e)   62,980,069
  Fidelity Federal Bank,
    5.20%, 9/27/96, LOC Federal Home Loan Bank       9,819,000        9,738,157
  New Hampshire Higher Education Loan Corp.,
    5.36%, 8/30/96,
      LOC Student Loan Marketing Association        15,000,000       14,935,233
  Private Export Funding Corp.,
    5.16%-5.78%, 1/31/97-4/30/97                     8,000,000        8,121,172
  Secondary Market Services, 5.37%, 9/17/96,
    LOC Student Loan Marketing Association          16,006,000       15,893,785
  Student Loan Marketing Association,
    5.97%, 11/27/96                                  2,275,000 (e)    2,275,547
-------------------------------------------------------------------------------
Total Government & Agencies Securities (cost:  $163,035,833)       $163,035,833
-------------------------------------------------------------------------------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
Repurchase Agreement (0.07%):
-------------------------------------------------------------------------------

  First Chicago, 5.58%, acquired 7/31/96
    and due 8/1/96 with accrued interest of
    $248 (collateralized by $1,633,500 U.S.
    Treasury Bill, 5.12%, 10/10/96)
    (cost: $1,600,000)                               1,600,000        1,600,000
-------------------------------------------------------------------------------
Total Investment in Securities (cost:  $2,410,132,031) (c)       $2,410,132,031
-------------------------------------------------------------------------------

Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b) All or a portion consists of securities with interest rates that vary to reflect current market conditions; rate shown is the effective rate on July 31, 1996. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
(c)  Also represents cost for federal income tax purposes.
(d) All or a portion consists of commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) All or a portion consists of short-term securities with interest rates that reset at set intervals at rates that are based on specific market indicies. Rate shown is the effective rate on July 31, 1996.

U.S.GOVERNMENT MONEY MARKET FUND
Investments in Securities
July 31, 1996
                                                    Principal         Market
Name of Issuer                                        Amount         Value (a)
-------------------------------------------------------------------------------
     (Percentages of each investment category relate to total net assets.)

Government & Agencies Securities (79.11%):
-------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation Notes (26.74%)
  5.21%-5.35%, 8/1/96-10/16/96                     $39,380,000      $39,216,877
Federal National Mortgage Association Notes (20.89%)
  5.23%-5.81%, 8/8/96-8/1/97                        30,760,000 (c)   30,649,588
Federal Home Loan Bank Notes (8.01%)
  5.25%-5.98%, 8/8/96-6/2/97                        11,765,000       11,742,949
Federal Farm Credit Bank Notes (13.63%)
  5.33%-5.69%, 8/12/96-4/1/97                       20,000,000 (c)   19,993,074
Student Loan Marketing Association Notes (2.32%)
  5.82%-6.11%, 8/22/96-2/14/97                       3,400,000 (c)    3,400,849
Tennessee Valley Authority (2.04%)
  5.23%, 8/16/96                                     3,000,000        2,993,462
U.S. Treasury Notes (5.49%)
  5.44%-5.71%, 11/30/96-4/30/97                      8,000,000        8,048,267
-------------------------------------------------------------------------------
Total Government & Agencies Securities (cost:  $116,045,066)       $116,045,066
-------------------------------------------------------------------------------
Repurchase Agreement (20.66%)
-------------------------------------------------------------------------------
  First Chicago, 5.58%, acquired 7/31/96
    and due 8/01/96 with accrued interest
    of $4,697 (collateralized by $30,927,600
    U.S. Treasury Bill, 5.12%, 10/10/96)
   (cost:  $30,300,000)                             30,300,000       30,300,000
-------------------------------------------------------------------------------
Total Investment in Securities (cost:  $146,345,066)  (b)          $146,345,066
-------------------------------------------------------------------------------

Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion of the balance consists of securities with interest rates that reset at set intervals at rates that are based on specific market indicies. Rate shown is the effective rate on July 31, 1996.

TAX-FREE MONEY MARKET FUND
Investments in Securities
July 31, 1996
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------
     (Percentages of each investment category relate to total net assets.)

Alabama (0.28%)
  Baldwin County Board of Education School Warrants
    Series C, 3.92%, 6/1/97, FSA Insured            $1,000,000       $1,009,300
                                                                    -----------
Alaska (0.44%)
  Anchorage G.O. School Refunding,
    3.80%, 10/1/96, FGIC Insured                     1,585,000        1,584,728
                                                                    -----------
Arizona (0.23%)
  State Board of Regents Refunding Rev.
     Series 1992, 3.80%, 6/1/97, FGIC Insured          800,000          809,022
                                                                    -----------
California (2.83%)
  Anaheim HFA (Harbor Cliff Project),
    2.90%, 7/1/06, LOC Bank of America               1,100,000 (b)    1,100,000
  State School Cash Reserve Program Authority
    1995 Pool Bond Series A, 4.02%, 7/2/97           9,000,000        9,067,005
                                                                    -----------
                                                                     10,167,005
                                                                    -----------
Colorado (5.32%)
  Adams County Family Housing Revenue
    (Hunters Cove Project) Series 1985A,
      3.80%, 1/15/14, LOC GECC                       7,500,000 (b)    7,500,000
  Eagle County Revenue Bonds Series 1995,
    3.70%, 10/1/35, LOC Nationsbank Texas N.A.       6,000,000 (b)    6,000,000
  Health Facilities Authority Revenue
    (Sisters of Charity Health) 3.60%, 5/15/25,
      LOC Toronto Dominion Bank                      5,600,000 (b)    5,600,000
                                                                    -----------
                                                                     19,100,000
                                                                    -----------
District of Columbia (0.33%)
  Washington D.C. G.O. Series A-4,
    3.75%, 10/1/07, LOC Toronto Dominion Bank        1,200,000 (b)    1,200,000
                                                                    -----------
Florida (5.31%)
  City of Orlando, 3.70%, 8/20/96                    2,100,000        2,100,000
  City of Orlando, 3.55%, 9/24/96                      400,000        7,400,000
  Dade County School Board Certificates of
    Participation Series A, 3.70%,
      5/1/97, AMBAC Insured                          1,685,000        1,685,000

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Florida (continued)
  Housing Finance Authority MFHR Bonds
    (Oaks-Orange Park), 3.65%, 7/1/07,
      LOC Chemical Bank                             $2,585,000 (b)   $2,585,000
  Jacksonville Electric Authority, 3.65%,
    8/21/96, LOC Credit Suisse                       2,800,000        2,800,000
  Palm Bay, 3.60%, 3/1/97, MBIA Insured              1,065,000        1,064,379
  State Municipal Power Agency Revenue Refund,
    3.55%, 10/1/96                                   1,400,000        1,436,212
                                                                    -----------
                                                                     19,070,591
                                                                    -----------
Georgia (1.87%)
  Clayton County MFHR Series 1990
    (Kings Arena Apartment), 3.60%,
      1/1/21, FSA Insured                            2,215,000 (b)    2,215,000
  Cobb County Marietta Water Authority
    Revenue Bonds, 3.60%, 11/1/96                    1,000,000        1,005,000
  Gwinnett County Water and Sewer Authority,
    3.36%, 8/1/96                                    2,250,000          638,123
  State of Georgia G.O., 3.82%, 5/1/97               2,750,000        2,868,854
                                                                    -----------
                                                                      6,726,977
                                                                    -----------
Hawaii (2.26%)
  Honolulu City & County
    3.50%, 9/24/96                                   5,100,000        5,100,000
    3.65%, 8/21/96                                   3,000,000        3,000,000
                                                                    -----------
                                                                      8,100,000
                                                                    -----------
Idaho (0.36%)
  State Health Facilities Authority Revenue
    (St. Luke's Regional Medical Center), 3.65%,
      5/1/22, LOC Credit Suisse                      1,280,000 (b)    1,280,000
                                                                    -----------
Illinois (14.40%)
  City of Springfield Community Improvement
    Revenue Bonds Series 1985, (Realing
      Restoration Project), 3.90%, 12/1/15           3,400,000 (b)    3,400,000
  City of Springfield MFHR
    (OT Center Limited Project), 3.80%, 12/1/15      7,700,000 (b)    7,700,000
  Development Finance Authority
    (A.E. Stanley Manufacturing), 3.55%, 12/1/05,
      LOC Union Bank of Switzerland                  1,600,000 (b)    1,600,000
  Development Finance Authority Series 1995
    (Latin School of Chicago),
      3.75%, 6/1/30, LOC Bank of America            13,900,000 (b)   13,900,000
  Education Facilities Authority Demand
    Revenue Bonds, 3.55%, 12/1/25,
      LOC First National Bank of Chicago               300,000 (b)      300,000

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Illinois (continued)
  Health Facilities Authority Demand Revenue Bonds
    Palos Community Hosp., 3.55%,
      12/1/15, LOC ABN-AMRO Bank                      $700,000 (b)     $700,000
    Series 1985B, 3.65%, 11/1/15,
      LOC First National Bank of Chicago             7,400,000 (b)    7,400,000
    Series 1985B, 3.70%, 1/1/16,
      LOC First National Bank of Chicago             1,500,000 (b)    1,500,000
  Joliet Regional Port District
    IDR Bonds 3.85%, 7/15/03                         9,735,000 (b)    9,735,000
  Housing Finance Authority
    (Elmhurst Memorial Hospital), 3.75%, 1/1/20      2,200,000 (b)    2,200,000
  State Toll Highway Authority Revenue Bonds
    Series 1993B, 3.55%, 1/1/10, MBIA Insured        3,300,000 (b)    3,300,000
                                                                    -----------
                                                                     51,735,000
                                                                    -----------
Indiana (1.84%)
  State Health Facilities Financing Authority
    (Capital Access Designated Pool Program),
      3.60%, 12/1/02, LOC Comerica Bank              1,800,000 (b)    1,800,000
  State Hospital Equipment Finance Authority
    Revenue Series 1985A, 3.60%,
      12/1/15, MBIA Insured                          4,800,000 (b)    4,800,000
                                                                    -----------
                                                                      6,600,000
                                                                    -----------
Iowa (6.69%)
  Cedar Rapids Hospital Facilities Revenue
    (St. Luke's Methodist Hospital),
      3.75%, 8/15/96, FGIC Insured                   1,000,000        1,000,297
  Des Moines HFA (Small Business Loan Program),
    3.75%, 5/1/97, LOC Federal Home Loan Bank        6,635,000 (b)    6,635,000
  Le Claire Electric Revenue
    Series 1986, 3.80%, 9/1/26                       4,795,000 (b)    4,796,235
    Series 1986B, 4.10%, 9/1/26                        245,000 (b)      245,026
  Mount Vernon Private College Project
    (Cornell) Series 1985, 3.70%, 10/1/15,
      LOC First Bank Minneapolis, NA                 3,300,000 (b)    3,300,000
  Polk County Hospital Revenue Bonds,
    3.60%, 12/1/05, MBIA Insured                     6,040,000 (b)    6,040,000
  State School Corporation
    (Iowa Cash Anticipation Program)
      Series 1996A, 3.90%, 6/27/97,
        Capital Guaranty Insured                     1,000,000        1,007,389
      Series 1995-1996B, 3.40%, 1/30/97,
        Capital Guaranty Insured                     1,000,000        1,004,095
                                                                    -----------
                                                                     24,028,042
                                                                    -----------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Kansas (1.67%)
  City of Burlington (Kansas City P&L)
    3.50%, 9/10/96, LOC Societe Generale            $4,000,000       $4,000,000
  City of Burlington, 3.35%, 9/4/96,
    LOC Societe Generale                             2,000,000        2,000,000
                                                                    -----------
                                                                      6,000,000
                                                                    -----------
Louisiana (1.70%)
  Rapides Parish PCR
    (Central Louisiana Electric Co. Project),
      3.45%, 7/1/18, LOC Swiss Bank                  1,000,000 (b)    1,000,000
  State Public Facilities Authority,
    3.40%, 9/9/96                                    3,000,000        3,000,000
  West Baton Rouge Industrial District #3,
    3.70%, 8/14/96                                   2,100,000        2,100,000
                                                                    -----------
                                                                      6,100,000
                                                                    -----------
Maryland (3.65%)
  Anne Arundel County
    (Baltimore Gas & Electric), 3.40%, 9/5/96        9,000,000        9,000,000
  Montgomery County Housing Opportunity,
    3.75%, 11/1/07, LOC GECC                         2,000,000 (b)    2,000,000
  Montgomery County Public Improvement
    Series A-1, 3.95%, 7/1/07                        2,100,000 (b)    2,100,000
                                                                    -----------
                                                                     13,100,000
                                                                    -----------
Michigan (1.53%)
  State Storage Authority Series I,
    3.45%, 8/15/96, LOC CIBC                         5,500,000 (b)    5,500,000
                                                                    -----------
Minnesota (4.26%)
  Duluth G.O. Series 1995B, 4.50%, 9/30/96           5,000,000        5,004,304
  St. Paul Housing & Redevelopment Auth.,
    3.80%, 9/1/96, AMBAC Insured                     2,000,000        1,999,584
  State Housing Finance Agency SFMR
    Series 1986A, 3.55%, 8/1/11                      3,545,000 (b)    3,545,000
  State of Minnesota G.O. Refunding,
    3.45%, 8/1/04                                    1,450,000 (b)    1,450,000
  State of Minnesota G.O. Series 1986,
    3.45%, 8/1/99                                    1,000,000 (b)    1,000,000
  State Tax & Aid Anticipation Borrowing
    (School District Credit Enhancement Program),
      3.95%, 8/19/97                                 2,300,000 (e)    2,312,167
                                                                    -----------
                                                                     15,311,055
                                                                    -----------
Missouri (1.30%)
  Kansas City Municipal Assistance Corp.
    Revenue Capital Appreciation Series A,
      Zero Coupon, 4.00%, 10/15/96, AMBAC Insured      985,000          977,161

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Missouri (continued)
  State Environmental Improvement & Energy
    Resource Authority PCR
      (Monsanto Corporation), 3.60%, 2/1/09         $1,800,000 (b)   $1,800,000
  State Health and Education Facilities
    Authority Revenue (Jewish Hospital
      of St. Louis), 3.78%, 7/1/15                   1,820,000 (b)    1,884,574
                                                                    -----------
                                                                      4,661,735
                                                                    -----------
Montana  (2.62%)
  State Health Facilities Authority Revenue Bonds
    Series A, 3.60%, 12/1/15, FGIC Insured           9,398,000 (b)    9,398,000
                                                                    -----------
Nebraska (2.28%)
  City of Lincoln, 3.60%, 10/9/96                    3,300,000        3,300,000
  Investment Finance Authority Hospital Revenue
    Bonds 3.60%, 12/1/15, FGIC Insured               4,900,000 (b)    4,900,000
                                                                    -----------
                                                                      8,200,000
                                                                    -----------
Nevada (1.85%)
  Clark County Airport System Refunding Revenue Notes
    Series 1993A, 3.55%, 7/1/12, MBIA Insured        5,140,000 (b)    5,140,000
  Sparks G.O., 3.75%, 9/1/96, FGIC Insured           1,490,000        1,489,994
                                                                    -----------
                                                                      6,629,994
                                                                    -----------
New Jersey (0.33%)
  Economic Development Authority,
    3.82%, 12/1/04, LOC Credit Suisse                1,200,000 (b)    1,200,000
                                                                    -----------
New Mexico (1.25%)
  City of Albuquerque Revenue Bonds, 3.65%, 7/1/22,
    LOC Canadian Imperial Bank of Commerce           4,500,000 (b)    4,500,000
                                                                    -----------
New York (0.61%)
  New York City G.O., 3.70%, 10/1/20, FGIC Insured     400,000 (b)      400,000
  New York City Water Finance Authority,
    3.70%, 6/15/25, FGIC Insured                     1,800,000 (b)    1,800,000
                                                                    -----------
                                                                      2,200,000
                                                                    -----------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

North Carolina (0.42%)
  Education Facilities Finance Agency Rev.
    (Bowman Gray  School of Medicine),
      3.60%, 9/1/20, LOC Wachovia Bank              $1,500,000 (b)   $1,500,000
                                                                    -----------
North Dakota (1.44%)
  State Housing Finance Agency SFMR,
    3.80%, 1/1/16                                    5,160,000 (b)    5,160,000
                                                                    -----------
Ohio (0.51%)
  Columbus G.O. Series D, 3.85%, 9/15/96             1,815,000        1,815,000
                                                                    -----------
Oklahoma (0.28%)
  Garfield County Industrial Auth. PCR
    (OK Gas & Electric), 3.60%, 1/1/25               1,000,000 (b)    1,000,000
                                                                    -----------
Pennsylvania (9.01%)
  Beaver County IDA Pollution Control Revenue Bonds
    Series 1995, 3.50%, 10/1/29, LOC Swiss Bank      7,900,000 (b)    7,900,000
  Lehigh County IDA (Allegheny Electric Coop.)
    Series 1985, 3.40%, 12/1/15,
      LOC Rabobank Nederland                         3,000,000 (b)    3,000,000
  Philadelphia IDA Series 1986
    (Charter Hospital Project), 3.70%, 1/1/01,
      LOC Bankers Trust Co.                          6,175,000 (b)    6,175,000
  Quakertown Hospital Authority,
    3.55%, 7/1/05, LOC PNC Bank                     15,300,000 (b)   15,300,000
                                                                    -----------
                                                                     32,375,000
                                                                    -----------
South Carolina (0.64%)
  Florence County Hospital Revenue
    (McLeod Regional Medical Center) Series 1985A,
      3.70%, 11/1/15, FGIC Insured                   2,300,000 (b)    2,300,000
                                                                    -----------
Tennesee (3.46%)
  Clarksville Public Building Authority Revenue
    Series 1990, 3.55%, 7/1/13, MBIA Insured         3,042,000 (b)    3,042,000
  State of Tennessee G.O. Series A, 5.00%, 5/1/97    5,660,000        5,709,211
  Stewart County Bond Anticipation Notes G.O.,
    3.63%, 2/15/97                                   3,650,000        3,672,356
                                                                    -----------
                                                                     12,423,567
                                                                    -----------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Texas (7.20%)
  Brownsville Utility System Revenue Priority Refunding
    Series B, 3.45%, 9/1/96, FGIC Insured           $1,000,000       $1,023,296
  First Colony Municipal Utility District
    #4 Refunding, 4.00%, 4/1/97                        325,000          316,530
  Houston Series E, 3.70%, 4/1/97                    1,500,000        1,499,493
  Houston Water and Sewer System Revenue,
    3.60%, 12/1/96                                   2,330,000        2,402,768
  Lone Star Airport Revenue Improvement Authority
    Series 1984B-4, 3.65%, 12/1/04,
      LOC Royal Bank of Nova Scotia                  1,900,000 (b)    1,900,000
  North Texas Municipal Water District,
    3.55%, 9/1/96                                    1,000,000        1,005,948
  Nueces River Authority PCR Series 1985,
    3.80%, 12/01/99, LOC Bank of Nova Scotia         1,400,000 (b)    1,400,000
  Pine Tree Independent School District Refunding,
    3.85%, 2/15/97                                     620,000          607,464
  State Tax Revenue Anticipation Notes Series 1995A,
    4.04%, 8/30/96                                  15,700,000       15,721,352
                                                                    -----------
                                                                     25,876,851
                                                                    -----------
Utah (3.12%)
  State Board of Regents Student Loan Revenue Bonds
    Series B, 3.55%, 11/1/00, AMBAC Insured         11,200,000 (b)   11,200,000
                                                                    -----------
 Washington (6.39%)
  Port of Anacortes, 3.20%, 8/1/96                  10,500,000       10,500,000
  Port of Seattle Industrial Development Corporation
    Series 1984, (Alaska Airlines Project),
      3.65%, 12/1/09, LOC Bank of New York           9,420,000 (b)    9,420,000
  State G.O. Refunding Series R 1994A,
    3.45%, 8/1/96                                    1,975,000        1,975,000
  State Health Care Facilities Authority Revenue
    Series A, 3.70%, 1/1/18                            700,000 (b)      700,000
  State Health Care Facilities Authority Revenue
    (Fred Hutchinson Cancer Center), 3.65%,
      1/1/18, LOC Morgan Guaranty Trust                340,000 (b)      340,000
                                                                    -----------
                                                                     22,935,000
                                                                    -----------
Wisconsin (1.00%)
  Health Facilities Authority,
    3.50%, 1/1/16, LOC Toronto Dominion Bank         2,600,000 (b)    2,600,000
  Milwaukee Area Technical College
    Series B., 3.85%, 6/1/97                         1,000,000        1,009,265
                                                                    -----------
                                                                      3,609,265
                                                                    -----------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal         Market
            Name of Issuer                            Amount         Value (a)
-------------------------------------------------------------------------------

Wyoming (2.09%)
  Gillette, Campbell County,
    3.40%, 9/3/96, LOC Deutsche Bank                $2,800,000       $2,800,000
  Platte County PCR Series 1984A,
    3.70%, 07/1/14, LOC Societe Generale               700,000 (b)      700,000
  Sweetwater County PCR (Pacificorp Project)
    3.55%, 1/1/17, LOC Union Bank of Switzerland     4,000,000 (b)    4,000,000
                                                                    -----------
                                                                      7,500,000
-------------------------------------------------------------------------------
Total Investments in Securities (cost:  $361,906,132)  (d)         $361,906,132
-------------------------------------------------------------------------------

Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1996. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
(c)  Portfolio abbreviations:  IDA  -  Industrial Development Authority
                               IDR  -  Industrial Development Revenue
                               HFA  -  Housing Finance Authority
                              MFHR  -  Multi-Family Housing Revenue
                               PCR  -  Pollution Control Revenue
                              SFMR  -  Single Family Mortgage Revenue
                               LOC  -  Letter of Credit
                              G.O.  -  General Obligation
                              GECC  -  General Electric Capital Corporation
                             AMBAC  -  American Municipal Bond Association
                                         Corporation
                              FGIC  -  Financial Guaranty Insurance Corporation
                              MBIA  -  Municipal Bond Insurance Association
                              CIBC  -  Canadian Imperial Bank of Commerce
                               FSA  -  Financial Security Assurance Corporation

(d)  Also represents cost for federal income tax purposes.

(e) On July 31, 1996, the cost of securities purchased on a when-issued basis was $2,312,167.


                     GREAT HALL INVESTMENT FUNDS, INC.


                   Post-Effective Amendment No. 8 to the
                    Registration Statement on Form N-1A


                                 PART C


                           OTHER INFORMATION



                                PART C
                           OTHER INFORMATION

Item 24 -- Financial Statements and Exhibits

      (a) Financial statements for each of Series A through Series C of Great Hall Investment Funds, Inc. are included as part of such series' Statement of Additional Information.

      (b)   Exhibits:

            1     Articles of Incorporation
            2     Bylaws*
            3     Not applicable
            4     Not applicable
            5     Investment Advisory Agreement*
            6     Co-Distributor Agreement*
            7     Not applicable
            8     Custodian Contract*
            9.1   Transfer Agency Agreement
            9.2   Shareholder Account Services Agreement
            10    Opinion and Consent of Faegre & Benson LLP*
            11    Consent of KPMG Peat Marwick L.L.P.
            12    Not applicable
            13    Letter of Investment Intent*
            14    Not applicable
            15    Not applicable
            16    Schedules Supporting Computations of Performance Data*
            17    Powers of Attorney*
            18.1  Officers/Directors of Dain Bosworth Incorporated
            18.2  Officers/Directors of Rauscher Pierce Refsnes, Inc.
            19    Code of Ethics*

*Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 7 to the Registration Statement filed on November 29, 1995.

Item 25 -- Persons Controlled by or Under Common Control with Registrant

      See the information set forth under the caption "Investment Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement).



Item 26 -- Number of Holders of Securities

      The following table sets forth the number of holders of shares of the Registrant as of July 31, 1996:

      Title of Class                      Number of Record Holders

      Series A Common Shares,
      par value $.01 per share                    283,348

      Series B Common Shares,
      par value $.01 per share                      5,967

      Series C Common Shares,
      par value $.01 per share                      9,488


Item 27 -- Indemnification

      The Articles of Incorporation (Exhibit 1) and Bylaws (Exhibit 2) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith;
(c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28 -- Business and Other Connections of Investment Adviser

      Information on the business of the Registrant's investment adviser and on the officers and directors of the investment adviser is set forth under the caption "Investment Management" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Management and Distribution Agreements" and "Directors and Officers" in the accompanying Statements of Additional Information (Part B of this Registration Statement).

Item 29 -- Principal Underwriters

      (a) As set forth in the accompanying Prospectus and Statement of Additional Information, Dain Bosworth Incorporated ("Dain") and Rauscher Pierce Refsnes, Inc. ("Rauscher") serve as the principal underwriters of the Registrant's shares of common stock. As of the date of this filing, neither Dain nor Rauscher serves as a principal underwriter to any other registered investment companies.

      (b) The names, positions and offices of directors and officers of each Co-Distributor are set forth in Exhibits 18.1 and 18.2. The principal business address of each director and officer of Dain is 60 South Sixth Street, Minneapolis, Minnesota 55402, and the principal business address of each director and executive officer of Rauscher is CityPlace, 2711 North Haskell Avenue, Dallas, Texas 75204.

      (c)   Not applicable.

Item 30 -- Location of Accounts and Records

      The custodian and administrative and accounting services agent of the Registrant is Norwest Bank Minnesota, N.A., 90 South Seventh Street, Minneapolis, Minnesota 55402. The dividend disbursing agent and transfer agent is Rodney Square Management Corporation, 1105 North Market Street, Fifth Floor, Wilmington, Delaware 19890-0001. Other records will be maintained by the Registrant at its principal offices, which are located at 60 South Sixth Street, Minneapolis, Minnesota 55402.

Item 31 -- Management Services

      Not applicable.

Item 32 -- Undertakings

      (a)   Not applicable.

      (b)   Not applicable.

      (c) Registrant hereby undertakes to furnish to each person to whom a prospectus of any series of the Registrant the latest Annual Report of such series. Such Annual Report will be furnished by the Registrant without charge upon request by any such person.


                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 27th day of November, 1996.

                                    GREAT HALL INVESTMENT FUNDS, INC.


                                    By    /s/ J. Scott Spiker
                                          J. Scott Spiker
                                          Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name/Signature               Title                            Date
--------------               -----                            ----

/s/ J. Scott Spiker          Chief Executive Officer
J. Scott Spiker              (Principal Executive Officer)    November 27, 1996

/s/ Julie K. Getchell        Chief Financial Officer
Julie K. Getchell            (Principal Financial and
                             Accounting Officer)              November 27, 1996

T. Geron Bell*               Director

Sandra J. Hale*              Director

Ron James*                   Director

Jay H. Wein*                 Director


*By   /s/ Julie K. Getchell
      Julie K. Getchell,
      Attorney-in-Fact                                        November 27,1996
(Pursuant to Powers of Attorney dated August 17, 1994, filed as Exhibit 17 to Post-Effective Amendment No. 7 to the Registration Statement on November 29, 1995.)


                              EXHIBIT INDEX

   Exhibit      Description                                    Page
      1         Articles of Incorporation                 Filed Electronically
      2         Bylaws*
      3         Not applicable
      4         Not applicable
      5         Investment Advisory Agreement*
      6         Co-Distributor Agreement*
      7         Not applicable
      8         Custodian Contract*
    9.1         Transfer Agency and Service Agreement     Filed Electronically
    9.2         Shareholder Account Services Agreement    Filed Electronically
     10         Opinion and Consent of Faegre
                  & Benson LLP*
     11         Consent of KPMG Peat Marwick L.L.P.       Filed Electronically
     12         Not applicable
     13         Letter of Investment Intent*
     14         Not applicable
     15         Not applicable
     16         Schedules Supporting Computations
                  of Performance Data*
     17         Powers of Attorney*
   18.1         Officers/Directors of Dain
                  Bosworth Incorporated                   Filed Electronically
   18.2         Officers/Directors of Rauscher
                  Pierce Refsnes, Inc.                    Filed Electronically
     19         Code of Ethics*

*Incorporated by reference to the like numbered exhibit to Post-Effective Amendment No. 7 to the Registration Statement filed on November 29, 1995.